UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ___)

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Endologix, Inc.
(Name of Registrant as Specified In Its Charter)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 22, 2008
________________________

To the Stockholders of Endologix, Inc.:

You are cordially invited to attend the 2008 Annual Meeting of Stockholders (the “Annual Meeting”) of Endologix, Inc. on May 22, 2008 at 8:00 a.m., Pacific Time. The Annual Meeting will be held at our offices at 11 Studebaker, Irvine, California 92618 for the following purposes, as more fully described in the accompanying proxy statement:

1. To elect one individual to serve as a Class I member of our Board of Directors for a term of three years or until his successor is duly elected and qualified.

2. To approve the proposed amendment to our 2006 Employee Stock Purchase Plan to increase the total number of shares purchasable thereunder from 308,734 shares to 558,734 shares.

3. To approve the proposed amendment to our 2006 Stock Incentive Plan to increase the total number of shares available for issuance thereunder from 2,814,478 shares to 5,814,478 shares.

4. To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008; and

5.  To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on April 15, 2008 will be entitled to vote at the Annual Meeting or any adjournment or postponement thereof.

By Order of the Board of Directors

Paul McCormick President and Chief Executive Officer

Irvine, California
April 21, 2008

Your vote is important. To vote your shares by proxy you may do any one of the following:

• Vote at the internet site address listed on your proxy card;

• Call the toll-free number listed on your proxy card; or

• Sign, date and return in the envelope provided the enclosed proxy card.

If you choose the third option, please do so promptly to ensure your proxy arrives in sufficient time.

_______________________

PROXY STATEMENT
_______________________

INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

The enclosed proxy is solicited on behalf of our Board of Directors for use at the 2008 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 22, 2008 at 8:00 a.m., Pacific time, at our offices at 11 Studebaker, Irvine, California 92618, at which time stockholders of record as of April 15, 2008 will be entitled to vote. On April 15, 2008, we had 42,972,891 shares of common stock outstanding.

We intend to mail this proxy statement and the accompanying proxy card on or about April 21, 2008 to all stockholders entitled to vote at the Annual Meeting. Our principal executive offices are located at 11 Studebaker, Irvine, California 92618.

VOTING

The shares of common stock constitute our only outstanding class of voting securities. The presence in person or by proxy of the holders of a majority of the common stock issued and outstanding constitutes a quorum for the transaction of business at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of common stock held as of the record date on each matter to be voted on at the Annual Meeting. For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the Annual Meeting in person or by proxy and who abstain, including brokers holding customers’ shares of record who cause abstentions to be recorded at the Annual Meeting, are considered stockholders who are present and entitled to vote and count toward the quorum. Brokers holding shares of record for customers generally are not entitled to vote on certain matters unless they receive voting instructions from their customers.

Directors are elected by the affirmative vote of a plurality of votes cast at the Annual Meeting and therefore, broker non-votes and abstentions or votes that are withheld will be excluded entirely from the vote and have no effect on the election of directors. Approval of all other proposals require the affirmative vote of a majority of the shares present or represented and entitled to be voted at the Annual Meeting and, therefore, abstentions are counted as votes against a proposal and broker non-votes are not counted.

Shares of common stock represented by a properly executed proxy received in time for the Annual Meeting will be voted as specified therein, unless the proxy previously has been revoked. Unless otherwise specified in the proxy, the persons named therein will vote FOR the election of the director nominee named in this proxy statement, FOR the amendment of the 2006 Employee Stock Purchase Plan to increase the number of shares purchasable thereunder as specified in this proxy statement, FOR the amendment of the 2006 Stock Incentive Plan to increase the number of shares available for issuance thereunder as specified in this proxy statement and FOR ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008. As to any other business properly submitted to stockholders at the Annual Meeting, the persons named in the proxy will vote as recommended by the Board of Directors or, if no recommendation is given, in their discretion.

HOW TO VOTE

You may vote by proxy or in person at the Annual Meeting. To vote by proxy, you may: vote at the Internet site address listed on your proxy card, call the toll-free number set forth on your proxy card or mail your signed and dated proxy card in the envelope provided. Even if you plan to attend the Annual Meeting, you are recommended to vote by proxy prior to the Annual Meeting. You can always change your vote as described below.

REVOCABILITY OF PROXIES

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by the holder of record by filing with the Corporate Secretary at the address above, a written notice of revocation or a new duly executed proxy bearing a date later than the date indicated on the previous proxy, or it may be revoked by the holder of record attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

SOLICITATION

We will bear the entire cost of proxy solicitation, including costs of preparing, assembling, printing and mailing this proxy statement, the proxy card and any additional material furnished to stockholders. Copies of the solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others, to forward to such beneficial owners. We may, if deemed necessary or advisable, retain a proxy solicitation firm to deliver solicitation materials to beneficial owners and to assist us in collecting proxies from such individuals. We may reimburse persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, electronic mail or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information known to us regarding the ownership of our common stock as of April 1, 2008 by: (i) each stockholder known to us to be a beneficial owner of more than five percent (5%) of our common stock; (ii) each director; (iii) each executive officer named in the Summary Compensation Table; and (iv) all current directors and officers as a group.

Name and Address (1)	Number of Shares Beneficially Owned (2)	Percentage of Outstanding Shares (3)
Federated Investors, Inc. (4)	9,999,306	23.5%
Elliott Associates (5)	5,307,156	12.5%
Goldman, Sachs & Co. (6)	2,707,027	6.4%
Franklin D. Brown (7)	527,200	1.2%
Paul McCormick (8)	773,571	1.8%
Robert J. Krist (9)	190,793	*
Karen Uyesugi (10)	82,227	*
Stefan D. Schreck (11)	147,865	*
Janet Fauls (12)	16,375	*
Roderick de Greef (13)	105,000	*
Edward B. Diethrich, M.D. (14)	633,775	1.5%
Jeffrey F. O’Donnell (15)	295,417	*
Gregory D. Waller (16)	105,000	*
All directors and officers as a group (9 persons) (17)	2,794,996	6.4%
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*	Represents beneficial ownership of less than 1%

(1)	Unless otherwise indicated, the business address of each holder is: c/o Endologix, Inc., 11 Studebaker, Irvine, CA 92618.

(2)
 The number of shares of common stock beneficially owned includes any shares issuable pursuant to stock options that are currently exercisable or may be exercised within 60 days after April 1, 2008. Shares issuable pursuant to such options are deemed outstanding for computing the ownership percentage of the person holding such options but are not deemed to be outstanding for computing the ownership percentage of any other person.

(3)	Applicable percentages are based on 42,463,291 shares outstanding on April 1, 2008, plus the number of shares such stockholder can acquire within 60 days after April 1, 2008.

(4)
 Based on information contained in a Schedule 13G/A filed with the Securities and Exchange Commission on February 13, 2008. The address of Federated Investors, Inc. is Federated Investors Tower, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15222.

(5)
Based on information contained in Form 4 filed with the Securities and Exchange Commission on January 30, 2008. The address of Elliott Associates, L.P. is 712 Fifth Avenue, 36th Floor, New York, New York 10019.

(6)
Based on information contained in a Schedule 13G/A filed with the Securities and Exchange Commission on February 11, 2008. The address of Goldman, Sachs & Co. is 85 Broad Street New York, New York 10004.

(7)	Includes 262,500 shares subject to options exercisable within 60 days after April 1, 2008 and 214,700 shares held in a family trust.

(8)	Includes 277,083 shares subject to options exercisable within 60 days after April 1, 2008.

(9)	Includes 132,723 shares subject to options exercisable within 60 days after April 1, 2008.

(10)	Consists of 82,227 shares subject to options exercisable within 60 days after April 1, 2008. Ms. Uyesugi resigned effective as of November 16, 2007.

(11)	Includes 143,163 shares subject to options exercisable within 60 days after April 1, 2008.

(12)	Includes 16,375 shares subject to options exercisable within 60 days after April 1, 2008.

(13)	Consists of 105,000 shares subject to options exercisable within 60 days after April 1, 2008.

(14)
Includes 523,775 shares held by T&L Investments L.P. Dr. and Mrs. Edward B. Diethrich hold a total of 98% of the voting and dispositive power over the shares through a 98% ownership of the capital stock of EBDFam, Inc., the general partner in T&L Investments L.P. Also includes 30,000 shares held in a family trust and 80,000 shares subject to options exercisable within 60 days after April 1, 2008.

(15)	Consists of 295,417 shares subject to options exercisable within 60 days after April 1, 2008.

(16)	Consists of 105,000 shares subject to options exercisable within 60 days after April 1, 2008.

(17)	Includes 1,499,488 shares subject to options exercisable within 60 days after April 1, 2008.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Board of Directors currently consists of six authorized directors divided into three classes with Class I having one director, Class II having two directors and Class III having three directors. Each class of directors is elected for three-year terms on a staggered term basis, so that each year the term of office of one class will expire and the terms of office of the other classes will continue for periods of one and two years, respectively. The nominee for election at the Annual Meeting will serve as Class I director, with a term expiring at the annual meeting of stockholders to be held in 2011. Each director is elected to serve until the expiration of his term, or until his successor is duly elected and qualified.

The nominee for election as Class I director at the Annual Meeting is Jeffrey F. O’Donnell who currently serves as our director. Mr. O’Donnell has served as a director since 1998 and has indicated a willingness to continue to serve on the Board of Directors if elected. However, in the event the nominee is unable to or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for an additional nominee who shall be designated by the current Board of Directors to fill the vacancy. Unless otherwise instructed, the proxy holders intend to vote all proxies received by them in favor of the nominee listed above.

Vote Required and Recommendation of the Board of Directors

The candidate receiving the highest number of affirmative votes of shares entitled to vote at the Annual Meeting will be elected as director. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEE NAMED ABOVE.

Information With Respect to Nominee And Directors

Set forth below for the nominee for election as director and for each of our other directors, is information regarding his age, position(s) with us, the period he has served as a director, any family relationship with any of our other directors or executive officers, and the directorships currently held by him in corporations whose shares are publicly registered.

Class I

(Director continuing in office with a term expiring in 2011)

Jeffrey F. O’Donnell, 48, has served on our Board of Directors since June 1998. Mr. O’Donnell joined us in a management capacity in 1995, became President in January 1998 and Chief Executive Officer that June. In November 1999 Mr. O’Donnell joined PhotoMedex, Inc., a publicly traded company, as President and Chief Executive Officer and has served as a member of its Board of Directors since that date. From 1994 to 1995 Mr. O’Donnell held the position of President and CEO of Kensey Nash Corporation, a manufacturer of Cardiology Products. Additionally, he has held several senior sales and marketing management positions at Boston Scientific, Guidant and Johnson & Johnson Orthopedic. Mr. O’Donnell currently serves on the Board of Directors of Cardiac Science Corporation, a publicly traded company. Mr. O’Donnell is a graduate of LaSalle University School of Business.

Class II

(Directors nominated for office with a term expiring in 2009)

Franklin D. Brown, 64, serves as our Chairman and has been a director since 2002, and was formerly a director of the private company Endologix, Inc. from 1997 to 2002. Following the merger with the former Endologix in May 2002, Mr. Brown was our Chief Executive Officer and Chairman until January 2003, when he was elected Executive Chairman. Mr. Brown served as our Executive Chairman until October 2004. Mr. Brown previously served as the Chairman and Chief Executive Officer of the former Endologix, Inc. since joining that company in 1998. From October 1994 until the sale of the company in September 1997, Mr. Brown served as Chairman, President and Chief Executive Officer at Imagyn Medical, Inc. From 1986 until the sale of the company in 1994, Mr. Brown served as President and Chief Executive Officer of Pharmacia Deltec, Inc., an ambulatory drug delivery company. Mr. Brown also serves on the board of directors of Interventional Spine, Inc., a private medical device company.

Edward B. Diethrich, M.D., 72, has served on our Board of Directors since May 2002. Dr. Diethrich was a Director for the former Endologix, Inc. from 1997 until its merger with us in May 2002. Dr. Diethrich has been the Medical Director and Chief of Cardiovascular Surgery of the Arizona Heart Hospital since 1997, and has been the Director and Chief of Cardiovascular Surgery at the Arizona Heart Institute from 1971 to the present.

Class III

(Directors continuing in office with a term expiring in 2010)

Paul McCormick, 55, is our President and Chief Executive Officer and has been a director since May 2002. Mr. McCormick has more than 27 years in the medical device industry. The majority of his career has been in emerging medical technologies. Mr. McCormick joined the former Endologix in January 1998, prior to its merger with us in May 2002, as Vice President of Sales and Marketing, and served as President and Chief Operating Officer from January 2001 until the merger in May 2002. He then served in the same position with us until January 2003 when he became President and Chief Executive Officer. Previously, he held various sales and marketing positions at Progressive Angioplasty Systems, Heart Technology, Trimedyne Inc., and United States Surgical Corporation. Mr. McCormick also serves on the board of directors Cardiogenesis Corporation.

Roderick de Greef, 47, has served on our Board of Directors since November 2003. Mr. de Greef is the principal of Taveyanne Capital Advisors, Inc., a corporate firm providing finance consulting services.  Mr. de Greef served as the Chief Financial Officer of Cambridge Heart from October 2005 to July 2007.  Prior to that, Mr. de Greef served as the Executive Vice President, Chief Financial Officer and Secretary of Cardiac Science, Inc. from March 2001 to September 2005. From 1995 to 2001, Mr. de Greef provided corporate finance advisory services to a number of early stage companies including Cardiac Science, where he was instrumental in securing equity capital beginning in 1997, and advising on merger and acquisition activity. From 1989 to 1995, Mr. de Greef was Vice President and Chief Financial Officer of BioAnalogics, Inc. and International BioAnalogics, Inc., both publicly held development stage medical technology companies located in Portland, Oregon. From 1986 to 1989, Mr. de Greef was Controller and then Chief Financial Officer of publicly held Brentwood Instruments, Inc. Mr. de Greef has a B.A. in Economics and International Relations from California State University at San Francisco and an M.B.A. from the University of Oregon. Mr. de Greef serves on the board of BioLife Solutions, Inc., a public biotechnology company located in Owego, New York.  Mr. de Greef also serves on the board of ElephantTalk Communications, Inc., an international communications operator based in Orange, California.

Gregory D. Waller, 58, has served on our Board of Directors since November 2003.  Mr. Waller has been Chief Financial Officer of Universal Building Products, a manufacturer of concrete construction accessories since March, 2006.  Previous to that Mr. Waller had been in retirement except for board directorships. Mr. Waller served as Vice President-Finance, Chief Financial Officer and Treasurer of Sybron Dental Specialties, Inc., a manufacturer and marketer of consumable dental products, from August 1993 until his retirement in May 2005 and was formerly the Vice President and Treasurer of Kerr, Ormco and Metrex. Mr. Waller joined Ormco in December 1980 as Vice President and Controller and served as Vice President of Kerr European Operations from July 1989 to August 1993. Mr. Waller has an MBA with a concentration in accounting from California State University, Fullerton. Mr. Waller also serves on the board of Clarient, Inc., Cardiogenesis Corporation, Alsius Corporation and SenoRx, Inc., all publicly traded companies, where he is the audit committee chairman. He serves on the board of VivoMetrics Corp., a privately-held company.

Executive Officers

Our executive officers, other than Mr. McCormick whose biography is set forth above, are as follows:

Stefan G. Schreck, Ph.D., 48, joined us in February 2004 and serves as our Vice President, Technology. Dr. Schreck has more than 20 years of experience in research and development of medical products. Prior to joining us, Dr. Schreck held increasingly more responsible R&D management positions in the medical device industry. From May 1995 to April 2000, Dr. Schreck served as Director of Research in Baxter Healthcare’s Heart Valve Division. From April 2000 to August 2002, Dr. Schreck served as Senior Director R&D at Edwards Lifesciences and was responsible for the development of all surgical heart valve repair and replacement products. From August 2002 to February 2004, Dr. Schreck served as President & CEO of MediMorph Solutions Inc., an engineering and management consulting firm for the medical device industry, that he founded.

Robert J. Krist, 59, joined us in August 2004 and serves as our Chief Financial Officer and Secretary. Mr. Krist served as Chief Financial Officer of CardioNet, Inc. from March 2003 until May 2004. Mr. Krist previously served for three years as Chief Financial Officer of Irvine-based Datum, Inc., a technology manufacturer. Prior to that, Mr. Krist served for three years as Chief Financial Officer and Vice President, Field Operations, of Bridge Medical, Inc., a start-up pharmacy information systems company. Mr. Krist also held various management positions during his six years at McGaw, Inc., including Chief Financial Officer and President of the Central Admixture Pharmacy Services Division. Mr. Krist received a BS in physics from Villanova University and an MBA from the University of Southern California.

Janet Fauls, 45, joined us in November 2005 as our Director of Regulatory Affairs, and Quality Assurance. In July 2007, she was promoted to Senior Director of Clinical and Regulatory Affairs. Effective November 16, 2007, she was promoted to serve as our Vice President, Regulatory, Quality and Clinical Affairs. Ms. Fauls has more than 20 years of experience in the medical device and biopharmaceutical industries. From 1987 to 1997, Ms. Fauls held increasingly responsible positions in Quality and Regulatory Affairs for Allergan, Inc. and Alliance Pharmaceuticals. From 1997 to 2001, Ms. Fauls served in a Regulatory Affairs management capacity at Edwards Lifesciences with primary responsibility for surgical heart valve repair and replacement products and related disposable products. From 2001 to November 2005, Ms. Fauls served as Vice President, Regulatory, Quality and Clinical Affairs for Cardiogenesis Corporation, a medical device company specializing in laser-based cardiovascular therapies. Ms. Fauls received a BS in Chemistry from University of California, Santa Barbara.

Director Independence

All of the members of our Board of Directors, other than Messrs. McCormick and Brown are “independent” as defined in the Nasdaq Marketplace Rules. Our Board has determined that no member has a relationship that would interfere with the exercise of independent judgment in carrying out his responsibilities as a director. The independence of each director is reviewed periodically to ensure that, at all times, at least a majority of our directors are independent.

Meetings of the Board of Directors

The Board of Directors met five times during the year ended December 31, 2007. Except for Edward B. Diethrich, each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which he served.

Committees of the Board of Directors

The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. Each committee operates under a written charter adopted by the Board of Directors. Copies of the charters of all standing committees are available on the “Investor Relations” page on our website located at www.endologix.com.

Audit Committee

The Audit Committee consists of Messrs. Waller, de Greef and O’Donnell. Each member of the Audit Committee qualifies as an “independent director” in compliance with the applicable rules of the Securities and Exchange Commission and the Nasdaq Marketplace Rules. The Board of Directors has determined that each member of the Audit Committee qualifies as an “audit committee financial expert” as that term is defined by the rules and regulations of the Securities and Exchange Commission.

The Audit Committee has the sole authority to appoint and, when deemed appropriate, replace our independent registered public accounting firm, and has established a policy of pre-approving all audit and permissible non-audit services provided by our independent registered public accounting firm. The Audit Committee has, among other things, the responsibility to review and approve the scope and results of the annual audit, to evaluate with the independent registered public accounting firm the performance and adequacy of our financial personnel and the adequacy and effectiveness of our systems and internal financial controls, to review and discuss with management and the independent registered public accounting firm the content of our financial statements prior to the filing of our quarterly reports on Form 10-Q and annual reports on Form 10-K, to establish procedures for receiving, retaining and investigating reports of illegal acts involving us or complaints or concerns regarding questionable accounting or auditing matters and to establish procedures for the confidential, anonymous submission by our employees of concerns or complaints regarding questionable accounting or auditing matters. The Audit Committee met four times during the year ended December 31, 2007. To ensure independence, the Audit Committee also meets separately with our independent registered public accounting firm and members of management.

Compensation Committee

The Compensation Committee consists of Dr. Diethrich and Messrs. O’Donnell and de Greef each of whom satisfies the independence standards set forth in the Nasdaq Marketplace Rules. The Compensation Committee is primarily responsible for evaluating and approving the cash and equity compensation for the Chief Executive Officer and other executive officers, and administers our employee compensation plans. The Compensation Committee held four meetings during the year ended December 31, 2007.

Additional information regarding the Compensation Committee’s consideration and determination of executive officer and director compensation is included under the heading “Compensation Discussion and Analysis” beginning on page 14 below.

Nominating and Governance Committee

The Nominating and Governance Committee consists of Messrs. O’Donnell and de Greef, each of whom satisfy the independence standards set forth in the Nasdaq Marketplace Rules. The primary purposes of the Nominating and Governance Committee are to identify and recommend to the Board of Directors individuals qualified to serve as members of our Board of Directors and each of its committees, to develop and recommend to the Board of Directors corporate governance guidelines and to lead the Board of Directors in its annual review of its composition, effectiveness and performance. The Nominating and Governance Committee held one meeting during the year ended December 31, 2007.

Evaluation of Director Nominees

In the case of incumbent directors whose terms of office are set to expire, the Nominating and Governance Committee reviews such directors’ overall service to us during their term, including their level of participation and the quality of their performance. In the case of new director nominees, the Nominating and Governance Committee screens candidates, does reference checks, prepares a biography for each candidate for the Board to review and conducts interviews. The members of the Nominating and Governance Committee and our Chief Executive Officer interview candidates that meet the criteria described below, and the Nominating and Governance Committee recommends nominees to the Board that best suit the Board’s needs. The Nominating and Governance Committee does not intend to evaluate nominees for director any differently because the nominee is or is not recommended by a stockholder. The nominee for director in this proxy statement is standing for re-election. We do not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential director nominees.

The Nominating and Governance Committee believes that nominees for director must meet certain minimum qualifications, including having:

•	the highest character and integrity;

•	business or other experience that is of particular relevance to our business;

•	sufficient time available to devote to our affairs; and

•	no conflicts of interest which would violate any applicable law or regulations or interfere with the proper performance of the responsibilities of a director.

Stockholder Nominations of Directors

The Nominating and Governance Committee will consider stockholder recommendations for directors sent to the Nominating and Governance Committee, c/o Corporate Secretary, Endologix, Inc., 11 Studebaker, Irvine, California 92618. Stockholder recommendations for directors must include: (1) the name and address of the stockholder recommending the person to be nominated and the name and address of the person or persons to be nominated, (2) a representation that the stockholder is a holder of record of our stock, (3) a description of all arrangements or understandings between the stockholder and the recommended nominee, if any, (4) such other information regarding the recommended nominee as would be required to be included in a proxy statement filed pursuant to Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) had the nominee been nominated, or intended to be nominated, by the Board of Directors, and (5) the consent of the recommended nominee to serve as a director if so elected. The stockholder must also state if they intend to appear in person or by proxy at the annual meeting to nominate the person specified in the notice. In accordance with our bylaws, the notice containing the nomination must be received by us not less than 90 days prior to the annual or special meeting of stockholders or, in the event less than 100 days notice or prior public disclosure of the date of the annual or special meeting has been given, then no later than 10 days after such notice has been given.

Communications with the Board of Directors

The Board of Directors provides a process for stockholders to send communications to the Board. Stockholders can send communications to the Board of Directors, or an individual director, by sending a written communication to: Endologix, Inc., 11 Studebaker, Irvine, California 92618, Attention: Corporate Secretary. All communications sent to this address are sent to the specific directors identified in the communication or if no directors are identified, the communication is delivered to the Chairman of the Board. We do not have a policy with respect to director attendance at annual meetings of our stockholders. Historically, other than our employees, few stockholders have attended our annual meetings. Five directors, one of whom was our employee, attended our annual meeting in 2007.

Code of Ethics

We have adopted a Code of Conduct and Ethics for our principal executive officer, principal financial officer and principal accounting officer. A copy of the Code of Conduct and Ethics is available on the “Investor Relations” page on our website at www.endologix.com, and a copy may also be obtained by any person, without charge, upon written request delivered to Endologix, Inc., Attention: Corporate Secretary, 11 Studebaker, Irvine, California 92618. We will disclose any amendment to, or waiver from, a provision of the Code of Conduct and Ethics by posting such information on our website at the above address.

Section 16(a) Beneficial Ownership Reporting Compliance

The members of our Board of Directors, our executive officers and persons who hold more than 10% of our outstanding common stock are subject to the reporting requirements of Section 16(a) of the Exchange Act which requires them to file reports with respect to their ownership of the common stock and their transactions in such common stock. Based upon (i) the copies of Section 16(a) reports that we received from such persons for their 2007 fiscal year transactions in the common stock and their common stock holdings and/or (ii) the written representations received from one or more of such persons that no other reports were required to be filed by them for the 2007 fiscal year, we believe that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by our executive officers, Board members and greater than 10% stockholders.

Compensation Committee Interlocks and Insider Participation

None of our executive officers served on the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

Related Party Transactions

We have not entered into a transaction with any related person since the beginning of our 2007 fiscal year.

The Audit Committee is responsible for reviewing and approving any proposed transaction with any related person. Currently, this review and approval requirement applies to any transaction to which we will be a party, in which the amount involved exceeds $120,000, and in which any of the following persons will have a direct or indirect material interest: (a) any of our directors or executive officers, (b) any nominee for election as a director, (c) any security holder who is known to us to own of record or beneficially more than five percent of any class of our voting securities, or (d) any member of the immediate family (as defined in Regulation S-K, Item 404) of any of the persons described in the foregoing clauses (a)-(c).

In the event that management becomes aware of any related person transaction, management will present information regarding such transaction to the Audit Committee for review and approval.

Compensation Discussion and Analysis

Overview

This compensation discussion and analysis is intended to provide context for the decisions underlying the compensation reported in the executive compensation tables included in this Proxy Statement for our Chief Executive Officer (“CEO”), Chief Financial Officer (“CFO”) and our two other most highly compensated executive officers. These four executive officers are collectively referred to as the “Named Executive Officers” or the “NEOs”. The Compensation Committee of the Board of Directors is responsible for those policies and decisions regarding the compensation and benefits for NEOs.

The Compensation Committee of the Board of Directors evaluates and approves the base salary and bonuses to be paid to our executive officers each fiscal year. In addition, the Compensation Committee administers our equity compensation plans with respect to option grants and stock issuances made thereunder to officers and other key employees.

Generally, we strive to establish compensation practices and provide compensation opportunities that attract, retain and reward our executives and strengthen the mutuality of interests between our executives and our shareholders in order to motivate them to maximize shareholder value. The primary goals of our executive compensation program are:

•	motivation of our executive officers to cause us to achieve the best possible financial and operational results;

•	attraction and retention of high quality executives who can provide effective leadership, consistency of purpose and enduring relations with relevant stockholders; and

•	alignment of long-term interests of our executive officers with those of our stockholders.

In making decisions about total compensation to each executive officer, the Compensation Committee considers our performance against internal plans, our performance within the context of our peer group, and individual performance against specific job responsibilities. Our performance is measured by revenues and earnings. The Compensation Committee makes a subjective determination regarding total compensation packages for our executive officers considering these factors in the aggregate. Additionally, the Compensation Committee evaluates the relativity of compensation among our executive officers with a view to ensure that differences properly reflect differences in title, job responsibilities and performance.

Compensation Program Components

The significant components of our compensation program for executive officers include base salary, incentive bonus, stock incentive awards and an employee stock purchase plan.

Base Salary

Base salary is a fixed component of compensation, and is reviewed and adjusted annually. The goal is to provide our executives with a stable, market-competitive base of income that is commensurate with an executive’s skills, experience and contributions to the company. Although the Compensation Committee reviewed various compensation surveys, it did not rely upon any specific survey for comparative compensation purposes. Instead, the Compensation Committee made its decisions as to the appropriate market level of base salary for each executive officer on the basis of its understanding of the salary levels in effect for similar positions at those companies with which we compete for executive talent. The Compensation Committee on an annual basis will review base salaries, and adjustments will be made in accordance with the factors indicated above.

Incentive Bonus

The Endologix Employee Bonus Plan provides the Compensation Committee with discretionary authority to award cash bonuses to the CEO and to the other executive officers in accordance with recommendations made by the CEO. The awards are based upon the extent to which financial and performance targets are met and the contribution of each such officer to the attainment of such targets. For fiscal year 2007, the performance targets for each of the executive officers included gross sales, cash management, engineering product goals, manufacturing goals and regulatory milestone goals.

Stock Incentive Awards

Stock option awards are issued under our 2006 Stock Incentive Plan and provide the Board with the ability to align the interests of the executive officer with those of the stockholders and provide each individual with a significant incentive to manage our company from the perspective of an owner with an equity stake in the business. The number of shares subject to each option grant is based upon the officer’s tenure, level of responsibility and relative position in our company. We have established general guidelines for making option grants to the executive officers in an attempt to target a fixed number of unvested option shares based upon the individual’s position with us and their existing holdings of unvested options. However, we do not adhere strictly to these guidelines and will vary the size of the option grant made to each executive officer as it feels the circumstances warrant. Each grant allows the officer to acquire shares of our common stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to 10 years from the date of grant). The option normally vests in periodic installments over a four-year period, contingent upon the executive officer’s continued employment with us. Accordingly, the option will provide a return to the executive officer only if he or she remains in our employ and the market price of our common stock appreciates over the option term. are intended to retain executives by providing a compelling incentive for the participating executives to remain with us. In any given year, the Compensation Committee may elect to grant stock options or other stock incentive awards, such as restricted stock or restricted stock units, depending on the Committee’s assessment of our performance, business conditions, strategic goals and plans, and executive retention risk.

Employee Stock Purchase Plan

We also offer an Employee Stock Purchase Plan to eligible employees (including the Named Executive Officers) that provides an opportunity to purchase our common stock through payroll deductions.

Accounting and Tax Consequences
Effective January 1, 2006, we adopted the fair value provisions of Financial Accounting Standards Board Statement No. 123(R) (revised 2004), “Share-Based Payment,” or SFAS 123(R). Under SFAS 123(R), we are required to estimate and record an expense for each award of equity compensation (including stock options) over the vesting period of the award.

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) limits the amount that we may deduct for compensation paid to our chief executive officer and to each of our four most highly compensated officers to $1,000,000 per person, unless certain exemption requirements are met. Exemptions to this deductibility limit may be made for various forms of “performance-based compensation.” In the past, annual cash compensation to our executive officers has not exceeded $1,000,000 per person, so the compensation has been deductible. In addition to salary and bonus compensation, upon the exercise of stock options that are not treated as incentive stock options, the excess of the current market price over the option price, or option spread, is treated as compensation and accordingly, in any year, such exercise may cause an officer’s total compensation to exceed $1,000,000.

Summary Compensation Table

The following table sets forth summary compensation information for the fiscals years ended December 31, 2007 and 2006 for our Chief Executive Officer, Chief Financial Officer and each of our executive officers as of the end of the last fiscal year whose total compensation exceeded $100,000.

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Total ($)

Paul McCormick,	2007	$350,000	$229,894	$98,000	$677,894
President and Chief Executive Officer	2006	$325,000	$200,285	$76,781	$602,066

Robert J. Krist,	2007	$227,700	$114,084	$54,648	$396,432
Chief Financial Officer and Secretary	2006	$207,000	$121,424	$53,872	$382,296

Karen Uyesugi,	2007	$187,546	$88,972	$29,000	$305,518
Vice President, Regulatory, Quality and Clinical Affairs (2)	2006	$194,000	$92,621	$46,618	$333,239

Stefan G. Schreck,	2007	$227,700	$125,168	$54,648	$407,516
Vice President, Technology	2006	$194,000	$149,645	$41,526	$385,171

Janet Fauls,	2007	$144,896	$18,560	$21,877	$185,333
Vice President, Regulatory, Quality and Clinical Affairs (3)	2006	$125,000	$12,629	$15,938	$153,566

(1) Represents amounts that we recognize as compensation expense in our financial statements for 2006 and 2007 as determined under Statement of Financial Accounting Standards 123(R), excluding the effect of the forfeiture estimate. The amounts are the expense for options granted in 2007 and prior years.

(2) Ms. Uyesugi resigned effective November 16, 2007.

(3) Ms. Fauls was appointed as the Vice President, Regulatory, Quality and Clinical Affairs effective November 16, 2007.

Grants of Plan-Based Awards

The following table summarizes grants of awards pursuant to plans made to Named Executive Officers during the year ended December 31, 2007.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Option
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Options (#)	Awards ($ / Sh)	Awards ($ / Sh)
Paul McCormick	5/22/07 (1)	$ 0	$122,500	$122,500	200,000	$ 4.32	$ 4.32

Robert J. Krist	5/22/07 (1)	$ 0	$68,310	$68,310	37,000	$ 4.32	$ 4.32

Karen Uyesugi	5/22/07 (1)	$ 0	$64,020	$64,020	37,000	$ 4.32	$ 4.32

Stefan G. Schreck	5/22/07 (1)	$ 0	$68,310	$68,310	25,000	$ 4.32	$ 4.32

Janet Fauls	5/22/07 (1)	$ 0	$39,750	$39,750	8,000	$ 4.32	$ 4.32
	11/16/2007(1)				50,000	$ 2.87	$ 2.87

(1) The amounts reported in this row represent the range of potential awards under the threshold, target, and maximum performance objectives established by the Compensation Committee in December 2006.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes outstanding equity awards held by Named Executive Officers as of December 31, 2007.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) (1)	Number of Securities Underlying Unexercised Options (#) (1)	Option Exercise Price ($)	Option Expiration Date (2)
	Exercisable	Unexercisable
Paul McCormick	100,000	—	$ 3.92	12/11/2013
	66,667	33,333	$ 5.81	4/4/2015
	39,583	60,417	$ 3.40	5/23/2016
	—	200,000	$ 4.32	5/22/2017

Robert J. Krist	83,333	16,667	$ 5.55	8/18/2014
	12,733	6,367	$ 5.81	4/4/2015
	11,875	18,125	$ 3.40	5/23/2016
	—	37,000	$ 4.32	5/22/2017

Karen Uyesugi
	29,375	—	$ 3.92	11/16/2008
	38,685	—	$ 5.81	11/16/2008
	14,167	—	$ 3.40	11/16/2008

Stefan G. Schreck	47,917	2,083	$ 6.00	2/26/2014
	21,875	3,125	$ 4.70	6/17/2014
	30,933	15,467	$ 5.81	4/4/2015
	9,583	10,417	$ 7.12	1/17/2016
	11,875	18,125	$ 3.40	5/23/2016
	—	25,000	$ 4.32	5/22/2017

Janet Fauls	7,813	7,187	$ 5.25	11/7/2015
	3,958	6,042	$ 3.40	5/23/2016
	—	8,000	$ 4.32	5/22/2017
	—	50,000	$ 2.87	11/16/2017

(1) Each option vests 25% upon the first anniversary of the grant date and then in equal monthly installments over the next three years. Options are fully vested upon the fourth anniversary of the grant date. In addition, the vesting of these options may fully accelerate upon a change in control pursuant to written agreements entered into with each of the Named Executive Officers.

(2) Options expire ten years from the grant date.

Option Exercises and Stock Vested

The following table summarizes each exercise of stock options during the fiscal year ended December 31, 2007 for each of the Named Executive Officers.

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)
Karen Uyesugi	49,584	$168,585.60

Compensation of Directors

Non-employee directors each receive a fee of $1,500 per quarter, $2,000 for each Board meeting attended in person and reimbursement for certain travel expenses and other out-of-pocket costs. Members of Board committees, other than the Audit Committee, each receive an additional fee of $500 for each committee meeting attended. Additionally, each member of the Audit Committee is entitled to a fee of $1,000 per meeting attended and the chairman of the Audit Committee is entitled to an additional quarterly retainer of $1,000. In addition, each individual who first becomes a non-employee Board member, whether elected by the stockholders or appointed by the Board, automatically will be granted, at the time of such initial election or appointment, an option to purchase 50,000 shares of common stock at the fair market value per share of common stock on the grant date, which vests in three equal annual installments.

On the date of each annual meeting of stockholders, each individual who is to continue to serve as a non-employee Board member after the annual meeting will receive an additional option grant to purchase 40,000 shares of common stock, other than the Chairman of the Board who receives an option grant to purchase up to 50,000 shares of common stock, which vests upon the completion of one year of Board service.

Director Compensation Paid for the 2007 Fiscal Year

The following table summarizes the compensation paid to each of our directors during the fiscal year ended December 31, 2007.

Name	Fees Earned or Paid in Cash ($) (1)	Option Awards ($) (2)	All Other Compensation ($) (3)	Total ($)
Franklin D. Brown	$—	$114,519	$150,000	$264,519

Ronald H. Coelyn	$18,000	$72,452	$—	$90,452

Roderick de Greef	$18,000	$45,808	$—	$63,808

Edward B. Diethrich	$12,000	$45,808	$—	$57,808

Jeffrey F. O'Donnell	$15,000	$45,808	$—	$60,808

Gregory D. Waller	$25,000	$45,808	$—	$70,808

(1) Reflects cash compensation earned for fiscal year end 2007 for meeting attendance and annual retainer. Annual retainers are paid in quarterly installments and prorated for any portion of a year during which a director serves.

(2) Represents amounts that we recognized as compensation expense in our financial statements for 2007 as determined under FAS 123(R), excluding the effect of the forfeiture estimate. The amounts are the expense for options granted in 2007 and prior years.

(3) Represents compensation for Mr. Brown providing consulting services during 2007.

The following table sets forth the number of shares underlying outstanding stock options (vested and unvested) held by each of our directors as of the end of the 2007 fiscal year. Our directors did not hold any unvested shares of restricted stock as of the end of the 2007 fiscal year.

Director	Shares underlying options at fiscal year end
Franklin D. Brown	252,500

Ronald H. Coelyn	60,000

Roderick de Greef	105,000

Edward B. Diethrich	80,000

Jeffrey F. O'Donnell	295,417

Gregory D. Waller	105,000

Severance and Change-in-Control Arrangements for Executive Officers

We have entered into employment agreements with each of our Named Executive Officers. The agreements automatically renew for one year periods on each October 18, unless sooner terminated pursuant to the terms and provisions thereof. Unless thirty days notice is provided by either party to the agreement before the expiration date, the agreement automatically renews for successive one-year terms thereafter. The agreement provides that if we terminate the executive officer’s employment without cause or he or she resigns for good reason, the executive officer is entitled to his or her base salary and continued benefits for six months, all stock options that would have vested over the following six months will vest immediately upon termination and he or she would be entitled to a prorated payment equal to the target bonus amount for which he or she would have been eligible for the year of termination. In addition, in the event the executive officer is terminated, or resigns for good reason, in connection with a change in control, the executive officer is entitled to his or her base salary and continued benefits for twelve months, all stock options will accelerate and vest and he or she would be entitled to a prorated payment equal to the target bonus amount for which he or she would have been eligible for the year of termination.

Potential Payments Upon Termination or Change in Control

The following table summarizes the amounts that would become payable to each of our Named Executive Officers pursuant to the change in control agreements described above.

		Before Change in Control	After Change in Control
Name	Benefit	Termination without Cause or for Good Reason	Termination without Cause or for Good Reason
Paul McCormick	Severance Pay (1)	$175,000	$350,000
	Bonus Pay (2)	$61,250	$122,500
	Stock option vesting acceleration (3)	79,167	293,750
	Continuation of Benefits(4)	$7,607	$15,214

Robert J. Krist	Severance Pay (1)	$113,850	$227,700
	Bonus Pay (2)	$34,155	$68,310
	Stock option vesting acceleration (3)	28,659	78,159
	Continuation of Benefits(4)	$2,418	$4,835

Janet Fauls	Severance Pay (1)	$82,500	$165,000
	Bonus Pay (2)	$24,750	$49,500
	Stock option vesting acceleration (3)	5,292	71,229
	Continuation ofBenefits (4)	$5,582	$11,165

Stefan G. Schreck	Severance Pay (1)	$113,850	$227,700
	Bonus Pay (2)	$34,155	$68,310
	Stock option vesting acceleration (3)	24,029	74,217
	Continuation of Benefits(4)	$7,607	$15,214

(1) “Before Change in Control” NEO is entitled to his or her base salary for six months. “After Change in Control” NEO is entitled to his or her base salary for twelve months.

(2) "Before Change in Control" six month potential bonus amount shown, assuming 100% target was met, but would be prorated equal to the target bonus amount for which he or she would be entitled for the year of termination. "After Change in Control" twelve month potential bonus amount shown, assuming 100% target was met, but would be prorated equal to the target bonus amount for which he or she would be entitled for the year of termination.

(3) "Before Change in Control" shares represent all stock options that would have vested in the six months following December 31, 2007, as they will vest immediately. "After Change in Control" shares represents all stock options as of December 31, 2007, as they will all vest immediately.

(4) “Before Change in Control” represents continuation of benefits through COBRA payments for six months. “After Change in Control” represents continuation of benefits through COBRA payments for twelve months.

Compensation Committee Report

The Compensation Committee of the Board has reviewed and discussed with management the information provided under the heading “Compensation Discussion and Analysis” in this proxy statement required by Item 402(b) or Regulation S-K. Based on such review and discussions, the Compensation Committee recommended to the Board that this Compensation Discussion and Analysis be included in this proxy statement.

The Compensation Committee

Edward B. Dietrich, M.D.
Jeffrey O’Donnell

The material in this report is not “soliciting material” and is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of Endologix under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL TWO

AMENDMENT TO THE 2006 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE TOTAL
NUMBER OF SHARES PURCHASABLE THEREUNDER FROM 308,734 SHARES TO 558,734
SHARES

The Board of Directors adopted and our stockholders originally approved the 2006 Employee Stock Purchase Plan in May 2006 (the “2006 Purchase Plan”). The primary purposes of the 2006 Purchase Plan are to provide to employees an incentive to join and remain in the service of the company, to promote employee morale and to encourage employee ownership of our common stock by permitting them to purchase shares at a discount through payroll deductions. The 2006 Purchase Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code. At the time of its adoption, the 2006 Purchase Plan authorized the sale of up to 308,734 shares of common stock. On April 9, 2008, the Board of Directors, subject to stockholder approval, amended the 2006 Purchase Plan to increase the authorized number of shares of common stock purchasable thereunder by 250,000 shares and to reserve the additional shares for purchase under the 2006 Purchase Plan, bringing the total number of shares of common stock subject to the 2006 Purchase Plan to 558,734. A copy of the 2006 Purchase Plan is included in this proxy statement as Appendix A.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTER TO BE ACTED UPON

Our officers are eligible to participate in the 2006 Purchase Plan, and have a substantial direct interest in the approval of the 2006 Purchase Plan.

DESCRIPTION OF THE 2006 EMPLOYEE STOCK PURCHASE PLAN

The principal features of the 2006 Purchase Plan are summarized below, but the summary is qualified in its entirety by reference to the 2006 Purchase Plan itself. Copies of the 2006 Purchase Plan can be obtained by writing to the Secretary, Endologix, Inc., 11 Studebaker, Irvine, California 92618.

Administration. The 2006 Purchase Plan may be administered by either the Board of Directors or a committee appointed by the Board (the “Committee”). If approved, the Board will delegate administration of the 2006 Purchase Plan to the Compensation Committee, which is comprised of three non-employee directors, who are not eligible to participate in the 2006 Purchase Plan. Subject to the provisions of the 2006 Purchase Plan, the Committee has full authority to implement, administer and make all determinations necessary under the 2006 Purchase Plan.

Eligibility. Every employee who customarily works more than 20 hours per week for more than 5 months per calendar year will be eligible to participate in offerings made under the 2006 Purchase Plan. An employee may not participate in an offering under the 2006 Purchase Plan if immediately after the purchase the employee would own shares or options to purchase shares of stock possessing 5% or more of the total combined voting power or value of all of our classes of stock. As of April 1, 2007, approximately 166 persons were eligible to participate in the 2006 Purchase Plan.

Purchase of Shares. Shares of common stock are generally offered for purchase through a series of 6 month offering periods. The initial offering period started on the first business day in August 2006 and terminated on December 29, 2006, with subsequent offering periods commencing on 6 month intervals thereafter beginning on January 1, 2007.

Eligible employees who elect to participate in an offering period purchase shares of common stock through regular payroll deductions in an amount designated by the employee not to exceed 10% of such employee’s compensation. For this purpose, “compensation” means the amount indicated on the Form W-2 issued to the employee by us, including any election deferrals with respect to a plan of the company qualified under either Section 125 or Section 401(a) of the Internal Revenue Code. Shares of common stock are purchased automatically on the purchase date for each offering period, which is the last day of each offering period, at a price equal to 85% of the fair market value of the shares on the first business day of the offering period or 85% of the fair market value of the shares as of the purchase date, whichever is lower. A participant may withdraw from an offering at any time prior to the purchase date and receive a refund of his payroll deductions, without interest. A participant’s rights in the 2006 Purchase Plan are nontransferable. As an employee benefit plan that satisfies the coverage and participation requirements of Sections 423(b)(3) and 423(b)(5) of the Internal Revenue Code, an affiliate’s transactions under the 2006 Purchase Plan are exempt from liability under Section 16(b) of the Securities Exchange Act of 1934, as set forth in Rule 16b-3 promulgated thereunder.

No employee may purchase any stock under the 2006 Purchase Plan if immediately after the purchase (1) the employee would own shares or hold outstanding options to purchase shares under the 2006 Purchase Plan, together with all of our other plans, possessing 5% or more of the total combined voting power of all of our classes of shares, or (2) the purchase would permit the employee’s right to purchase shares under all of our employee stock purchase plans to accrue at a rate which exceeds $25,000, based on the fair market value of such shares determined as of the grant date, for any calendar year in which the right is outstanding at any time.

Amendment and Termination. The Board of Directors may at any time amend, suspend or terminate the 2006 Purchase Plan; provided that any amendment that would (1) materially increase the aggregate number of shares authorized for sale under the 2006 Purchase Plan (except pursuant to adjustments provided for in the 2006 Purchase Plan), (2) alter the purchase price formula so as to reduce the purchase price payable for the shares of common stock purchasable under the 2006 Purchase Plan, or (3) materially increase the benefits which accrue to participants under the 2006 Purchase Plan or materially modify the requirements for eligibility to participate in the 2006 Purchase Plan, are not effective unless approved by the stockholders within 12 months of the adoption of such amendment by the Board of Directors. Unless previously terminated by the Board of Directors, the 2006 Purchase Plan will terminate on the last business day of June 2016, or when all shares authorized for sale thereunder have been sold, whichever is earlier.

NEW PLAN BENEFITS

Future participation by our executive officers and employees is discretionary. Therefore, at this time the benefits that may be received by our executive officers and other employees if our stockholders approve the 2006 Purchase Plan cannot be determined.

REQUIRED VOTE AND RECOMMENDATION OF BOARD OF DIRECTORS

Approval of the amendment to the 2006 Purchase Plan will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the meeting and entitled to vote. Proxies solicited by management for which no specific direction is included will be voted “for” the amendment to the 2006 Purchase Plan to add 250,000 shares of common stock to the pool of shares reserved for issuance thereunder. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT TO THE 2006 PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR PURCHASE THEREUNDER BY 250,000.

PROPOSAL THREE

APPROVAL OF AMENDMENT TO THE 2006 STOCK INCENTIVE PLAN TO
INCREASE THE NUMBER OF SHARES ISSUABLE THEREUNDER FROM 2,814,478 SHARES TO 5,814,478 SHARES

The Board of Directors adopted and our stockholders originally approved the 2006 Stock Incentive Plan in May 2006 (“2006 Plan”). The primary purposes of the 2006 Plan are (a) to enhance our ability to attract and retain the services of qualified employees, officers, directors, consultants and other service providers upon whose judgment, initiative and efforts the successful conduct and development of our business largely depends, and (b) to provide additional incentives to such persons or entities to devote their utmost effort and skill to the advancement and betterment of our company, by providing them an opportunity to participate in our ownership and thereby have an interest in the success and increased value of our company. At the time of its adoption, the 2006 Plan authorized the grant of awards covering up to an aggregate of 2,814,478 shares of common stock. An amendment to the 2006 Plan was approved by the Board of Directors on April 9, 2008 subject to approval by our stockholders, to increase the authorized number of shares of common stock issuable thereunder by 3,000,000 shares and to reserve the additional shares for issuance thereunder, bringing the total number of shares of common stock subject to the 2006 Plan to 5,814,478. A copy of the 2006 Plan is included in this proxy statement as Appendix B.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTER TO BE ACTED UPON

Our directors and officers are eligible to participate in the 2006 Plan, and have a substantial direct interest in the approval of the 2006 Plan.

DESCRIPTION OF THE 2006 STOCK INCENTIVE PLAN

The principal features of the 2006 Plan are summarized below, but the summary is qualified in its entirety by reference to the 2006 Plan itself. Copies of the 2006 Plan can be obtained by writing to the Secretary, Endologix, Inc., 11 Studebaker, Irvine, California 92618.

Description of the 2006 Plan

The 2006 Plan is an “omnibus” stock plan consisting of a variety of equity vehicles to provide flexibility in implementing equity awards, including incentive stock options, non-qualified stock options, restricted stock grants, stock appreciation rights, stock payment awards, restricted stock units and dividend equivalents. Participants in the 2006 Plan may be granted any one of the equity awards or any combination thereof, as determined by the Board of Directors.

Administration. Our Board of Directors may delegate administration of the 2006 Plan to a committee comprised of no fewer than two members of the Board of Directors (the “Committee”). At the Board of Directors’ discretion, each Committee member shall satisfy the requirements for (i) a “non-employee director” for purposes of Rule 16b-3 of the Exchange Act, and (ii) an “outside director” under Section 162(m) of the Internal Revenue Code. The term “Administrator,” as used in this proxy statement, refers to the Board of Directors, or, if the administration of the 2006 Plan has been delegated to a committee, the Committee. Currently, the Board of Directors has delegated administration of the 2006 Plan to our Compensation Committee.

The Committee shall have such powers and authority as may be necessary or appropriate to carry out the functions of the Administrator as described in the 2006 Plan. Subject to the express limitations of the 2006 Plan, the Administrator shall have authority in its discretion to determine the persons to whom, and the time or times at which, awards may be granted, the number of shares, units or other rights subject to each award, the exercise, base or purchase price of an award (if any), the time or times at which an award will become vested, exercisable or payable, the performance goals and other conditions of an award, the duration of the award and all other terms of the award. The Administrator may prescribe, amend and rescind rules and regulations relating to the 2006 Plan. All interpretations, determinations and actions by the Administrator in good faith shall be final, conclusive and binding upon all parties. Additionally, the Administrator may delegate to one or more of our officers or directors the ability to grant and determine terms and conditions of awards under the 2006 Plan to certain employees.

Eligibility. Any person who is our employee or consultant, or any person who is a non-employee director is eligible to be designated by the Administrator to receive awards and becomes a participant under the 2006 Plan (a “Participant” or the “Participants”). As of April 1, 2007, four executive officers, four non-employee directors, approximately 162 other employees, and consultants were eligible to participate in the 2006 Plan.

Types of Awards under 2006 Plan

The 2006 Plan includes the following types of equity compensation awards: incentive stock options, non-qualified stock options, restricted stock grants, stock payment awards, stock appreciation rights, restricted stock units and dividend equivalents, all of which are described below.

Stock Options. Stock options granted under the 2006 Plan may be either incentive stock options or non-qualified stock options, subject to the provisions of Section 422 of the Internal Revenue Code or non-qualified stock options.

The exercise price per share of a stock option shall not be less than the fair market value of our common stock on the date the option is granted, provided that the Administrator may in its discretion specify for any stock option an exercise price per share that is higher than the fair market value of our common stock on the date the option is granted. A stock option may be subject to such vesting and exercisability requirements as specified by the Administrator in an award agreement. Such vesting and exercisability requirements may be based on the continued service of the Participant with us for a specified time period (or periods) or on the attainment of specified performance goals established by the Administrator in its discretion. The Administrator shall determine the period during which a vested stock option may be exercised, provided that the maximum term of a stock option shall be ten years from the date the option is granted.

Stock Appreciation Rights. A stock appreciation right will entitle the holder, upon exercise or other payment of the stock appreciation right, as applicable, to receive an amount determined by multiplying: (i) the excess of the fair market value of a share of our common stock on the date of exercise or payment of the stock appreciation right over the base price of such stock appreciation right, by (ii) the number of shares as to which such stock appreciation right is exercised or paid. Subject to the requirements of Section 409A of the Internal Revenue Code, payment of the amount determined under the foregoing may be made, as approved by the Administrator and set forth in the award agreement, in shares of common stock valued at their fair market value on the date of exercise or payment, in cash, or in a combination of shares of common stock and cash, subject to applicable tax withholding requirements.

A stock appreciation right may be subject to such vesting and exercisability requirements as specified by the Administrator in an award agreement. Such vesting and exercisability requirements may be based on the continued service of the Participant with us for a specified time period (or periods) or on the attainment of specified performance goals established by the Administrator in its discretion. A stock appreciation right will be exercisable or payable at such time or times as determined by the Administrator. The base value of a stock appreciation right shall not be less than 100 percent of the fair market value of the shares of our common stock on the date the right is granted.

Stock appreciation rights may be granted on a basis that allows for the exercise of the right by the Participant or that provides for the automatic payment of the right upon a specified date or event. Stock appreciation rights shall be exercisable or payable at such time or times and upon conditions as may be approved by the Administrator, provided that the Administrator may accelerate the exercisability or payment of a stock appreciation right at any time.

Restricted Stock Awards. Restricted stock awards are shares issued under the 2006 Plan that are subject to restrictions on transfer and vesting requirements as determined by the Administrator. The restrictions imposed on shares granted under a restricted stock award shall lapse in accordance with the vesting requirements specified by the Administrator in the award agreement, provided that the Administrator may accelerate the vesting of a restricted stock award at any time. Such vesting requirements may be based on the continued service of the Participant with us for a specified time period (or periods) or on the attainment of specified performance goals established by the Administrator in its discretion. If the vesting requirements of a restricted stock award shall not be satisfied, the award shall be forfeited and the unvested shares of common stock subject to the award shall be returned to us (or, to the extent the Participant paid for the shares of common stock, we have the right to repurchase such shares from the Participant at the original purchase price).

Subject to the provisions of the 2006 Plan and the applicable award agreement, the Participant shall have all rights of a stockholder with respect to the shares granted to the Participant under a restricted stock award, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

Restricted Stock Unit Awards. The value of each stock unit under a restricted stock unit award is equal to one share of our common stock on the applicable date or time period of determination, as specified by the Administrator. A restricted stock unit award shall be subject to such restrictions and conditions as the Administrator shall determine. A restricted stock unit award may be granted together with a dividend equivalent right with respect to the shares of common stock subject to the award, which may be accumulated and may be deemed reinvested in additional stock units, as determined by the Administrator in its discretion.

On the date the award is granted, the Administrator shall in its discretion determine the vesting requirements with respect to a stock unit award, which shall be set forth in the award agreement, provided that the Administrator may accelerate the vesting of a stock unit award at any time. Vesting requirements may be based on the continued service of the Participant with us for a specified time period (or periods) or on the attainment of specified performance goals established by the Administrator in its discretion.

A stock unit award shall become payable to a Participant at the time or times determined by the Administrator and set forth in the award agreement, which may be upon or following the vesting of the award. Payment of a stock unit award shall be made in shares of our common stock, and shall be subject to applicable tax withholding requirements. The Participant shall not have any rights as a stockholder with respect to the shares subject to a stock unit award until such time as shares of common stock are delivered to the Participant pursuant to the terms of the award agreement.

Stock Payment Awards. A stock payment award may be granted for past services, in lieu of bonus or other cash compensation, as directors’ compensation or for any other valid purpose as determined by the Administrator. A stock payment award granted to a Participant represents shares of our common stock that are issued without restrictions on transfer and other incidents of ownership and free of forfeiture conditions, except as otherwise provided in the 2006 Plan and the award agreement. The Administrator may, in connection with any stock payment award, require the payment of a specified purchase price.

Subject to the provisions of the 2006 Plan and the applicable award agreement, upon the issuance of the common stock under a stock payment award the Participant shall have all rights of a stockholder with respect to the shares of common stock, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

Dividend Equivalents. Dividend equivalents may be credited in respect of shares of common stock covered by an award of Restricted Stock Units granted under the 2006 Plan, as determined by the Administrator. At the sole discretion of the Administrator, such dividend equivalents may be converted into additional shares of common stock such manner as determined by the Administrator. Any additional shares covered by an Award credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying award agreement to which they relate.

Certain Features of Awards Under 2006 Plan

Payment of Exercise Price or Purchase Price. The payment of the exercise price for stock options, or the purchase price for shares of restricted stock, shares covered by restricted stock units, or stock payment awards may be made, in the discretion of the Committee, through a variety of methods more particularly described in the 2006 Plan, including payment by (1) cash, (2) check, (3) by delivery of shares of our common stock (provided that any shares acquired pursuant to exercise of options have been held by the participant for the requisite period necessary to avoid a charge to our earnings for financial reporting purposes), which surrendered shares shall be valued at the fair market value of our common stock on the date of exercise or purchase, (4) cancellation of our indebtedness to the participant, (5) waiver of compensation due to the participant for services rendered, or (6) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

Transferability of Awards. All incentive stock options are nontransferable except upon the Participant’s death by will or the laws of descent or distribution or pursuant to the terms of certain domestic relations orders. In the case of awards other than incentive stock options, the Administrator may provide, in its discretion, for the transfer of all or part of the award to a Participant’s “family member” (as defined for purposes of the Form S-8 registration statement under the Securities Act of 1933).

Adjustments to Awards Upon Certain Changes in Capitalization. In the event that the outstanding shares of our common stock are increased or decreased or exchanged for a different number or kind of shares or our other securities by reason of a recapitalization, stock split, combination of shares, reclassification, stock dividend or other change in our capital structure, then the Administrator shall make adjustments to the aggregate number and kind of shares subject to the 2006 Plan, the number and kind of shares and the exercise price per share subject to outstanding awards, and the maximum share limitations, as applicable, all in order to preserve, as nearly as practical, but not to increase, the benefits to the Participants.

Occurrence of Corporate Transaction. The 2006 Plan provides that in order to preserve a Participant’s rights in the event of certain transactions constituting a change in control of the company, the Administrator shall have the discretion to provide in each award agreement the terms and conditions that relate to the vesting of such award in the event of a change in control of the company and the assumption of such awards or the issuance of comparable securities under an incentive program in the event of such occurrence. The terms and conditions of each award agreement may vary. If the terms of an outstanding option or stock appreciation right provide for accelerated vesting in the event of a change in control, or to the extent that such award is vested and not yet exercised, the Administrator in its discretion may provide, in connection with the change in control transaction, for the purchase or exchange of each option or stock appreciation right for cash or other property. All outstanding option and stock appreciation rights will terminate and cease to be exercisable upon the consummation of a change in control except to the extent that the options or stock appreciation rights are assumed by a successor entity (or parent) pursuant to the terms of such transaction.

Section 162(m) Awards. Awards of options and stock appreciation rights granted under the 2006 Plan will automatically qualify for the “performance-based compensation” exception under Internal Revenue Code Section 162(m) pursuant to their expected terms. Awards of restricted stock and restricted stock units may qualify for the performance-based compensation exception under Section 162(m) if the terms of the awards state, in terms of an objective formula or standard, the method of computing the amount of compensation payable under the award and preclude discretion to increase the amount of compensation payable under the terms of the award.

Performance Criteria. The 2006 Plan includes a number of performance criteria that may be used to determine whether and to what extent the shares covered by an award have vested. The Administrator will have discretion to specify whether the criteria will be measured either annually or cumulatively over a period of years on an absolute basis or relative to a pre-established target, to the previous years’ results or to a designated peer group of companies, in each case as specified in the individual award agreement at the time of grant. The performance criteria may be stated as either target amounts, or as a percentage increase over a base period amount, and may be based upon any one or a combination of the following:

•	sales;

•	operating income;

•	pre-tax income;

•	earnings before interest, taxes, depreciation and amortization;

•	earnings per share of common stock on a fully-diluted basis;

•	our consolidated net income divided by the average consolidated common stockholders equity;

•	cash and cash equivalents derived from either (i) net cash flow from operations, or (ii) net cash flow from operations, financings and investing activities;

•	adjusted operating cash flow return on income;

•	cost containment or reduction;

•	the percentage increase in the market price of our common stock over a stated period;

•	return on assets;

•	new product introductions;

•	obtaining regulatory approvals for new or existing products; and

•	individual business objectives.

Summary of Federal Income Tax Consequences of the 2006 Plan

The following is a brief summary of certain federal income tax consequences of participation in the 2006 Plan. The summary should not be relied upon as being a complete statement of all possible federal income tax consequences. Federal tax laws are complex and subject to change. Participation in the 2006 Plan may also have consequences under state and local tax laws which vary from the federal tax consequences described below. For such reasons, we recommend that each Participant consult his or her personal tax advisor to determine the specific tax consequences applicable to him or her.

Incentive Stock Options. A Participant who receives an incentive stock option will not recognize taxable income upon the grant of the option or the exercise of the option. However, the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price will generally be included in the Participant’s alternative minimum taxable income upon exercise. If stock received on exercise of an incentive option is disposed of in the same year the option was exercised, the regular tax treatment and the alternative tax treatment will be the same. If stock received on exercise of an incentive option is sold during a year subsequent to that in which the option was exercised, the basis of the stock acquired will equal its fair market value on the date of exercise for purposes of computing alternative minimum taxable income in the year of sale.

A Participant who is subject to the alternative minimum tax in the year of exercise of an incentive option may claim, as a credit against the Participant’s regular tax liability in future years, the amount of alternative minimum tax paid that is attributable to the exercise of the incentive option. This credit is available in the first year following the year of exercise in which the Participant has a regular tax liability.

Gain realized by a Participant upon sale of stock issued on exercise of an incentive stock option is taxable as long-term capital gain if the Participant disposes of the shares more than two years after the date of grant of the option and more than one year after the date of exercise. If the Participant disposes of the shares less than two years after the date of grant or less than one year after the date of exercise (a “disqualifying disposition”), the Participant will recognize ordinary income in an amount equal to the difference between the option exercise price and the lower of the fair market value of the shares on the date of exercise or on the date of disposition of the shares. If the amount realized in a disqualifying disposition exceeds the fair market value of the shares on the date of exercise, the gain realized, in excess of the amount taxed as ordinary income as indicated above, will be taxed as capital gain. Any loss realized upon a disqualifying disposition will be treated as a capital loss. Capital gains and losses resulting from disqualifying dispositions will be treated as long-term or short-term depending upon whether the shares were held for more or less than the applicable statutory holding period (which is currently more than one year for long-term capital gains). We will generally be entitled to a tax deduction in an amount equal to the amount the Participant must recognize as ordinary income.

Non-Qualified Stock Options. Generally, no taxable income is recognized by a Participant upon the grant of a non-qualified stock option or at the time or times a non-qualified stock option becomes vested where the exercise price of such option is no less than 100% of the fair market value of the stock underlying such option at the time such option is granted. Under the 2006 Plan, the exercise price for all options shall be at least equal to 100% of the fair market value of the stock underlying such options at the time of the grant. Upon exercise, however, the Participant will recognize ordinary income in the amount by which the fair market value of the shares purchased, on the date of exercise, exceeds the exercise price paid for such shares. The income recognized by the Participant who is our employee will be subject to income tax withholding by us out of the Participant’s current compensation. If such compensation is insufficient to pay the taxes due, the Participant will be required to make a direct payment to us for the balance of the tax withholding obligation. We will be entitled to a tax deduction equal to the amount of ordinary income recognized by the Participant, provided that certain reporting requirements are satisfied. If the exercise price of a non-qualified stock option is paid by the Participant in cash, the tax basis of the shares acquired will be equal to the cash paid plus the amount of income recognized by the Participant as a result of such exercise. If the exercise price is paid by delivering shares of our common stock already owned by the Participant or by a combination of cash and already-owned shares, there will be no current taxable gain or loss recognized by the Participant on the already-owned shares exchanged (however, the Participant will nevertheless recognize ordinary income to the extent that the fair market value of the shares purchased on the date of exercise exceeds the price paid, as described above). The new shares received by the Participant, up to the number of the old shares exchanged, will have the same tax basis and holding period as the Participant’s basis and holding period in the old shares. The balance of the new shares received will have a tax basis equal to any cash paid by the Participant plus the amount of income recognized by the Participant as a result of such exercise, and will have a holding period commencing with the date of exercise. Upon the sale or disposition of shares acquired pursuant to the exercise of a non-qualified stock option, the difference between the proceeds realized and the Participant’s basis in the shares will be a capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held for more than the applicable statutory holding period (which is currently more than one year for long-term capital gains).

Restricted Stock. If no Section 83(b) election is made and we retain repurchase rights, a taxable event will occur on each date the Participant’s ownership rights vest (e.g., when our repurchase rights expire) as to the number of shares that vest on that date, and the holding period for capital gain purposes will not commence until the date the shares vest. The Participant will recognize ordinary income on each date shares vest in an amount equal to the excess of the fair market value of such shares on that date over the amount paid for such shares. Any income recognized by a Participant who is an employee will be subject to income tax withholding by us out of the Participant’s current compensation. If such compensation is insufficient to cover the amount to be withheld, the Participant will be required to make a direct payment to us for the balance of the tax withholding obligation. We are entitled to a tax deduction in an amount equal to the ordinary income recognized by the Participant. The Participant’s basis in the shares will be equal to the purchase price, if any, increased by the amount of ordinary income recognized. If a Section 83(b) election is made within 30 days after the date of transfer, or if we do not retain any repurchase rights, then the Participant will recognize ordinary income on the date of purchase in an amount equal to the excess of the fair market value of such shares on the date of purchase over the purchase price paid for such shares.

Stock Appreciation Rights. Generally no taxable income is recognized by a Participant receiving a stock appreciation right at the time the stock appreciation right is granted or at the time or times a stock appreciation right becomes vested where the base price of a stock appreciation right is no less than 100% of the fair market value of the stock underlying such stock appreciation right at the time such option is granted. Under the 2006 Plan, the base value for all stock appreciation rights shall be at least equal to 100% of the fair market value of the stock underlying such stock appreciation rights at the time of the grant. If the Participant receives the appreciation inherent in the stock appreciation right in cash, the cash will be taxed as ordinary income to the Participant at the time it is received. If the Participant receives the appreciation inherent in a stock appreciation right in stock, the spread between the then current market value and the base price will be taxed as ordinary income to the Participant at the time such amount is received. We are not entitled to a federal income tax deduction upon the grant or termination of a stock appreciation right. However, upon the settlement of a stock appreciation right, we are entitled to a deduction equal to the amount of ordinary income the Participant is required to recognize as a result of the settlement.

Restricted Stock Unit Award, Stock Payment Awards and Dividend Equivalents. Restricted stock unit awards, stock payment awards and dividend equivalents are generally subject to ordinary income tax at the time of payment.

Tax Withholding. Under the 2006 Plan, we have the power to withhold, or require a Participant to remit to it, an amount sufficient to satisfy Federal, state and local withholding tax requirements with respect to any award granted under the 2006 Plan. To the extent permissible under applicable tax, securities, and other laws, the Administrator may, in its sole discretion, permit a Participant to satisfy an obligation to pay any tax to any governmental entity in whole or in part, by (i) directing us to apply shares of common stock to which the Participant is entitled pursuant to an award, or (ii) delivering to us shares of common stock owned by the Participant.

Tax Deduction Limitation. Section 162(m) of the Internal Revenue Code generally limits to $1.0 million the amount that a publicly-held corporation is allowed each year to deduct for the compensation paid to the corporation’s chief executive officer and each of the corporation’s four most highly compensated executive officers other than the chief executive officer. However, “performance-based” compensation is not subject to the $1.0 million deduction limit. In general, to qualify as performance-based compensation, the following requirements must be satisfied: (1) payments must be computed on the basis of an objective, performance-based compensation standard determined by a committee consisting solely of two or more “outside directors,” (2) the material terms under which the compensation is to be paid, including the business criteria upon which the performance goals are based, and a limit on the maximum amount which may be paid to any participant pursuant to any award with respect to any performance period, must be approved by the corporation’s stockholders, and (3) the committee must certify in writing whether, and the extent to which, the applicable performance goals have been satisfied before payment of any performance-based compensation is made. The Committee currently consists solely of “outside directors” as defined for purposes of Section 162(m) of the Internal Revenue Code, and it is the intent of the Board that all future Committee members will also satisfy that definition. Stock options and stock appreciation rights, the terms of which limit the amount of compensation that an employee may receive to an increase in the value of the underlying stock covered by the option or right after the date of grant, automatically satisfy the performance goal requirement described in item (1) above.

Deferred Compensation. Any deferrals made under the 2006 Plan, including awards granted under the 2006 Plan that are considered to be deferred compensation, must satisfy the requirements of Internal Revenue Code Section 409A to avoid adverse tax consequences to Participants, which include the current inclusion of deferred amounts in income and interest and a surtax on any amount included in income. The Section 409A requirements include limitations on election timing, acceleration of payments, and distributions. Section 409A applies to certain stock appreciation rights, stock unit awards, and other awards that provide the Participant with an opportunity to defer to recognition of income. We intend to structure any awards under the 2006 Plan to meet the applicable tax law requirements under Internal Revenue Code Section 409A in order to avoid adverse tax consequences.

NEW PLAN BENEFITS

We believe that the benefits or amounts that have been received or will be received by any participant under the 2006 Plan cannot be determined.

REQUIRED VOTE AND RECOMMENDATION OF BOARD OF DIRECTORS

Approval of the amendment to the 2006 Plan will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the meeting and entitled to vote. Proxies solicited by management for which no specific direction is included will be voted “for” the amendment to the 2006 Plan to add 3,000,000 shares of common stock to the pool of shares reserved for issuance thereunder. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT TO THE 2006 PLAN TO INCREASE THE NUMBER OF SHARES THEREUNDER BY 3,000,000.

Securities Authorized for Issuance under Equity Compensation Plans

The following table set forth certain information regarding outstanding options, rights and shares reserved for future issuance under our existing equity compensation plans as of December 31, 2007:

Plan category	Number of securities to be issued upon exercise of outstanding options as of December 31, 2007 (a)	Weighted average exercise price of outstanding options (b)	Number of securities remaining available for future issuance as of December 31, 2007 (c)
Equity compensation plans approved by security holders:
2006 Employee Stock Purchase Plan	—	—	128,220
2006 Stock Incentive Plan	2,206,850	$3.85	607,315
1996 Stock Option/ Stock Issuance Plan	1,855,889	$4.92	—
Equity compensation plans not approved by security holders:
1997 Supplemental Stock Option Plan	62,000	$4.61	—
Total	4,124,739	$4.34	735,535

1997 Supplemental Stock Option Plan.

This stock option plan is used to provide compensation to non-employees, typically as part of a consulting services arrangement. The plan authorizes the issuance of non-qualified stock options only. We account for non-employee stock-based awards, in which goods or services are the consideration received for the stock options issued, in accordance with the provisions of SFAS No.123 and related interpretations.

PROPOSAL FOUR

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected PricewaterhouseCoopers LLP to continue as the independent registered public accounting firm for the year ending December 31, 2008. We are asking the stockholders to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2008 and to perform other appropriate services. PricewaterhouseCoopers LLP audited our financial statements for the year ended December 31, 2007. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting to respond to stockholders’ questions, and that representative will be given an opportunity to make a brief presentation to the stockholders if he or she so desires and will be available to respond to appropriate questions. We have been advised by PricewaterhouseCoopers LLP that neither that firm nor any of its associates has any material relationship with us or any of our affiliates.

Pre-Approval Policy for Non-Audit Services

The Audit Committee reviews and pre-approves all non-audit services to be performed by our independent registered public accounting firm, PricewaterhouseCoopers LLP, subject to certain de minimis exceptions. Such pre-approval is on a project by project basis. During 2007, PricewaterhouseCoopers LLP did not provide us any non-audit services.

Audit Fees

The following table sets forth the aggregate fees billed to us by PricewaterhouseCoopers LLP for the fiscal years ended December 31, 2006 and December 31, 2007:

	December 31, 2006	December 31, 2007
Audit Fees (1)	$519,460	$500,410
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$519,460	$500,410
____________
(1)
Includes fees for professional services rendered for the audit of our annual financial statements, the audit of management’s assessment of internal control over financial reporting and the effectiveness of internal control, reviews of the financial statements included in quarterly reports on Form 10-Q and services that are normally provided by our independent registered public accounting firm in connection with our statutory and regulatory filings.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2008.

Report of the Audit Committee of the Board of Directors

Management is responsible for the company’s internal control over financial reporting and for the preparation of the consolidated financial statements in accordance with generally accepted accounting principles. The company’s independent registered public accounting firm is responsible for performing an independent audit of the company’s consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) and to issue a report on the company’s financial statements and of its internal control over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees, as amended).

The company’s independent registered public accounting firm also provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.

Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm and the Audit Committee’s review of the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 filed with the Securities and Exchange Commission.

Members of the Audit Committee

Gregory D. Waller
Jeffrey O’Donnell
Roderick de Greef

The material in this report is not “soliciting material” and is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of Endologix under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

DEADLINE FOR RECEIPT OF
STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

If we hold our 2009 annual meeting of stockholders on or about the same time as this year’s Annual Meeting, then any stockholder desiring to submit a proposal for action at the 2009 annual meeting of stockholders should arrange for such proposal to be delivered to us at our principal place of business no later than December 23, 2008, in order to be considered for inclusion in our proxy statement relating to that meeting. However, if we hold our 2009 annual meeting of stockholders on a date that is more than 30 days earlier or later than this year’s Annual Meeting, then a stockholder proposal must be received by us at our principal place of business in a reasonable amount of time prior to when we begin to print and mail our proxy materials. Matters pertaining to such proposals, including the number and length thereof, the eligibility of persons entitled to have such proposals included and other aspects are regulated by the Exchange Act, rules and regulations of the SEC and other laws and regulations.

SEC rules also establish a different deadline, the discretionary vote deadline, for submission of stockholder proposals that are not intended to be included in our proxy statement with respect to discretionary voting. The discretionary vote deadline for the 2009 annual meeting of stockholders is March 6, 2009 (which is at least 45 calendar days prior to the anniversary of the mailing date of this proxy statement). If a stockholder gives notice of such a proposal after the discretionary vote deadline, our proxy holders will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at our 2009 annual meeting of stockholders.

We were not notified of any stockholder proposals to be addressed at the Annual Meeting. Because we were not provided notice of any stockholder proposal to be included in the proxy statement within a reasonable time before mailing, we will be allowed to use our voting authority if any stockholder proposals are raised at the meeting.

OTHER BUSINESS

The Board of Directors is not aware of any other matter which may be presented for action at the Annual Meeting. Should any other matter requiring a vote of the stockholders arise, it is intended that the proxy holders will vote on such matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Paul McCormick
President and Chief Executive Officer

April 21, 2008

PROXY ENDOLOGIX, INC.

Proxy Solicited by the Board of Directors
Annual Meeting of Stockholders - May 22, 2008

The undersigned hereby nominates, constitutes and appoints Paul McCormick and Robert J. Krist, and each of them individually, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of ENDOLOGIX, INC. which the undersigned is entitled to represent and vote at the 2008 Annual Meeting of Stockholders to be held at the company’s offices at 11 Studebaker, Irvine, California 92618 on May 22, 2008, at 8:00 a.m., Pacific time, and at any and all adjournments or postponements thereof, as fully as if the undersigned were present and voting at the meeting, as follows:

THE DIRECTORS RECOMMEND A VOTE “FOR” ITEMS 1 THROUGH 4.

1.	ELECTION OF DIRECTORS:

☐ FOR	☐ WITHHOLD AUTHORITY
the nominee listed below (except as marked to the contrary below)	to vote for the nominee listed below

Election of the following nominee as director: Jeffrey F. O’Donnell.

(Instructions: To withhold authority to vote for any nominee, print that nominee’s name in the space provided below.)

___________________________________________________________________________

2. AMENDMENT TO THE 2006 EMPLOYEE STOCK OPTION PURCHASE PLAN TO INCREASE THE TOTAL NUMBER OF SHARES PURCHASABLE THEREUNDER FROM 308,734 SHARES TO 558,734 SHARES

☐ FOR         ☐ AGAINST        ☐ ABSTAIN

3. AMENDMENT TO THE 2006 STOCK INCENTIVE PLAN TO INCREASE THE TOTAL NUMBER OF SHARES ISSUABLE THEREUNDER FROM 2,814,478 SHARES TO 5,814,478 SHARES

☐ FOR          ☐ AGAINST       ☐ ABSTAIN

4. RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008:

☐ FOR         ☐ AGAINST       ☐ ABSTAIN

IN THEIR DISCRETION, ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

IMPORTANT—PLEASE SIGN AND DATE ON OTHER SIDE AND RETURN PROMPTLY

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED “FOR” THE ELECTION OF THE DIRECTOR NAMED ON THE REVERSE SIDE OF THIS PROXY, “FOR” THE AMENDMENT TO THE 2006 EMPLOYEE STOCK OPTION PURCHASE PLAN TO INCREASE THE TOTAL NUMBER OF SHARES PURCHASABLE THEREUNDER FROM 308,734 SHARES TO 558,734 SHARES, “FOR” AMENDMENT TO THE 2006 STOCK INCENTIVE PLAN TO INCREASE THE TOTAL NUMBER OF SHARES ISSUABLE THEREUNDER FROM 2,814,478 SHARES TO 5,814,478 SHARES, AND “FOR” THE RATIFICATION OF PRICEWATERHOUSECOOPERS, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2008.

Date: __________ __, 2008

(Signature of stockholder)
Please sign your name exactly as it appears hereon. Executors, administrators, guardians, officers of corporations and others signing in a fiduciary capacity should state their full titles as such.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.

2

ENDOLOGIX, INC.
2006 EMPLOYEE STOCK PURCHASE PLAN
(AS AMENDED, SUBJECT TO STOCKHOLDER APPROVAL, BY RESOLUTION ADOPTED
BY THE BOARD OF DIRECTORS ON APRIL 9, 2008)

I. PURPOSE OF THE PLAN

This 2006 Employee Stock Purchase Plan is intended to promote the interests of Endologix, Inc. by providing eligible employees with the opportunity to acquire a proprietary interest in the Corporation through participation in a payroll-deduction based employee stock purchase plan designed to qualify under Section 423 of the Code.

Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

II. ADMINISTRATION OF THE PLAN

The Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Code Section 423. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.

III. STOCK SUBJECT TO PLAN

A. The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 558,734.

B. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and class of securities issuable under the Plan, and (ii) the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder.

IV. OFFERING PERIODS

A. Shares of Common Stock shall be offered for purchase under the Plan through a series of successive Offering Periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.

B. The Initial Offering Period shall commence on the first business day in August 2006 and terminate on the last business day in December 2006. Each Offering Period thereafter shall be a six-month period from January 1 through June 30 and from July 1 through December 31.

C. The Purchase Date shall be the last day of each Offering Period. The initial Purchase Date shall be the last business day in December 2006.

APPENDIX A-1

V. ELIGIBILITY

Commencing August 1, 2006:

A. Each individual who is an Eligible Employee on the start date of any Offering Period under the Plan may enter that Offering Period on such start date, provided he or she remains an Eligible Employee.

B. Each individual who first becomes an Eligible Employee after the start date of an Offering Period may enter on the start date of the Offering Period that commences immediately after the date such individual first became an Eligible Employee, provided he or she remains an Eligible Employee.

C. To participate in the Plan for a particular Offering Period, the Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator (including a stock purchase agreement and a payroll deduction authorization) and file such forms with the Plan Administrator (or its designate) on or before the start date of such Offering Period.

VI. PAYROLL DEDUCTIONS

A. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock during an Offering Period may be any multiple of one percent (1%) of the Compensation paid to the Participant during each Offering Period within that Offering Period, up to a maximum of ten percent (10%). The deduction rate so authorized shall continue in effect throughout the Offering Period, except to the extent such rate is changed in accordance with the following guidelines:

1. The Participant may, at any time during the Offering Period, reduce his or her rate of payroll deduction to become effective as soon as possible after filing the appropriate form with the Plan Administrator. The Participant may not, however, effect more than one (1) such reduction per Offering Period.

2. The Participant may, at any time during any Offering Period, increase the rate of his or her payroll deduction by filing the appropriate form with the Plan Administrator. The new rate (which may not exceed the ten percent (10%) maximum) shall become effective on the start date of the first Offering Period following the filing of such form.

B. Payroll deductions shall begin on the first pay day following the start date of the Offering Period with respect to which an Eligible Employee elects to participate and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of that Offering Period. The amounts so collected shall be credited to the Participant’s book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from the Participant shall not be held in any segregated account or trust fund and may be commingled with the general assets of the Corporation and used for general corporate purposes.

C. Payroll deductions shall automatically cease upon the termination of the Participant’s purchase right in accordance with the provisions of the Plan.

APPENDIX A-2

D. The Participant’s acquisition of Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant’s acquisition of Common Stock on any subsequent Purchase Date, whether within the same or a different Offering Period.

VII. PURCHASE RIGHTS

A. Grant of Purchase Right; Grant Date. A Participant shall be granted a separate purchase right for each Offering Period in which he or she participates. The purchase right shall be granted on the Grant Date and shall provide the Participant with the right to purchase shares of Common Stock, in a series of successive installments over the remainder of such Offering Period, upon the terms set forth below. The Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any Corporate Affiliate.

B. Exercise of the Purchase Right. Each purchase right shall be automatically exercised on each Purchase Date, and shares of Common Stock shall accordingly be purchased on behalf of each Participant (other than Participants whose payroll deductions have previously been refunded pursuant to the Termination of Purchase Right provisions below) on each such Purchase Date. The purchase shall be effected by applying the Participant’s payroll deductions for the Offering Period ending on such Purchase Date to the purchase of whole shares of Common Stock at the purchase price in effect for the Participant for that Purchase Date.

C. Purchase Price. The purchase price per share at which Common Stock will be purchased on the Participant’s behalf on each Purchase Date shall not be less than eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the Grant Date with respect to that Offering Period or (ii) the Fair Market Value per share of Common Stock on that Purchase Date.

D. Number of Purchasable Shares. The number of shares of Common Stock purchasable by a Participant on each Purchase Date shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the Offering Period ending with that Purchase Date by the purchase price in effect for the Participant for that Purchase Date.

E. Excess Payroll Deductions. Any payroll deductions not applied to the purchase of shares of Common Stock on any Purchase Date because they are not sufficient to purchase a whole share of Common Stock shall be held for the purchase of Common Stock on the next Purchase Date. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable by the Participant on the Purchase Date shall be promptly refunded.

F. Termination of Purchase Right. The following provisions shall govern the termination of outstanding purchase rights:

1. A Participant may, at any time prior to the next scheduled Purchase Date, terminate his or her outstanding purchase right by filing the appropriate form with the Plan Administrator (or its designate), and no further payroll deductions shall be collected from the Participant with respect to the terminated purchase right. Any payroll deductions collected during the Offering Period in which such termination occurs shall, at the Participant’s election, be immediately refunded or held for the purchase of shares on the next Purchase Date. If no such election is made at the time such purchase right is terminated, then the payroll deductions collected with respect to the terminated right shall be refunded as soon as possible.

APPENDIX A-3

2. The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the Offering Period for which the terminated purchase right was granted. In order to resume participation in any subsequent Offering Period, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before the start date of such Offering Period.

3. Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant’s payroll deductions for the Offering Period in which the purchase right so terminates shall be immediately refunded. However, should the Participant cease to remain in active service by reason of an approved unpaid leave of absence, then the Participant shall have the right, exercisable up until the last business day of the Offering Period in which such leave commences, to (a) withdraw all the payroll deductions collected to date on his or her behalf for that Offering Period or (b) have such funds held for the purchase of shares on his or her behalf on the next scheduled Purchase Date. In no event, however, shall any further payroll deductions be collected on the Participant’s behalf during such leave. Upon the Participant’s return to active service, his or her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began, unless the Participant withdraws from the Plan prior to his or her return.

G. Corporate Transaction. Each outstanding purchase right shall automatically be exercised, immediately prior to the effective date of any Corporate Transaction, by applying the payroll deductions of each Participant for the Offering Period in which such Corporate Transaction occurs to the purchase of whole shares of Common Stock at a purchase price per share not less than eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the Grant Date of the Offering Period in which such Corporate Transaction occurs or (ii) the Fair Market Value per share of Common Stock immediately prior to the effective date of such Corporate Transaction.

The Corporation shall use its best efforts to provide at least ten (10) days prior written notice of the occurrence of any Corporate Transaction, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of the Corporate Transaction.

H. Proration of Purchase Rights. Should the total number of shares of Common Stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded.

APPENDIX A-4

I. Assignability. The purchase right shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant.

J. Stockholder Rights. A Participant shall have no stockholder rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant’s behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.

VIII. ACCRUAL LIMITATIONS

A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right granted under this Plan and (ii) similar rights accrued under other employee stock purchase plans (within the meaning of Code Section 423) of the Corporation or any Corporate Affiliate, would otherwise permit such Participant to purchase more than Twenty-Five Thousand Dollars ($25,000) worth of stock of the Corporation or any Corporate Affiliate (determined on the basis of the Fair Market Value per share on the Grant Date) for each calendar year such rights are at any time outstanding.

B. For purposes of applying such accrual limitations to the purchase rights granted under the Plan, the following provisions shall be in effect:

1. The right to acquire Common Stock under each outstanding purchase right shall accrue in a series of installments on each successive Purchase Date during the Offering Period on which such right remains outstanding.

2. No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one (1) or more other purchase rights at a rate equal to Twenty-Five Thousand Dollars ($25,000) worth of Common Stock (determined on the basis of the Fair Market Value per share on the Grant Date) for each calendar year such rights were at any time outstanding.

C. If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular Offering Period, then the payroll deductions which the Participant made during that Offering Period with respect to such purchase right shall be promptly refunded.

D. In the event there is any conflict between the provisions of this Article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article shall be controlling.

IX. EFFECTIVE DATE AND TERM OF THE PLAN

A. The Plan was adopted by the Board on March 31, 2006, provided no purchase rights granted under the Plan shall be exercised, and no shares of Common Stock shall be issued hereunder, until (i) the Plan shall have been approved by the stockholders of the Corporation and (ii) the Corporation shall have complied with all applicable requirements of the 1933 Act (including the registration of the shares of Common Stock issuable under the Plan on a Form S-8 registration statement filed with the Securities and Exchange Commission), all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock is listed for trading and all other applicable requirements established by law or regulation. In the event such stockholder approval is not obtained, or such compliance is not effected, within twelve (12) months after the date on which the Plan is adopted by the Board, the Plan shall terminate and have no further force or effect, and all sums collected from Participants during the initial Offering Period hereunder shall be refunded.

APPENDIX A-5

B. Unless sooner terminated by the Board, the Plan shall terminate upon the earliest of (i) the last business day in July 2016, (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan or (iii) the date on which all purchase rights are exercised in connection with a Corporate Transaction. No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the PIan following such termination.

X. AMENDMENT OF THE PLAN

The Board may alter, amend, suspend or discontinue the Plan at any time to become effective immediately following the close of any Offering Period. However, the Board may not, without the approval of the Corporation’s stockholders, (i) materially increase the number of shares of Common Stock issuable under the Plan or the maximum number of shares purchasable per Participant on any one Purchase Date, except for permissible adjustments in the event of certain changes in the Corporation’s capitalization, (ii) alter the purchase price formula so as to reduce the purchase price payable for the shares of Common Stock purchasable under the Plan or (iii) materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility to participate in the Plan.

XI. GENERAL PROVISIONS

A. All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation.

B. Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Corporation or any Corporate Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Corporate Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person’s employment at any time for any reason, with or without cause.

C. The provisions of the Plan shall be governed by the laws of the State of California without resort to that states conflict-of-laws rules.

APPENDIX A-6

APPENDIX

The following definitions shall be in effect under the Plan:

A. Board shall mean the Corporation’s Board of Directors.

B. Code shall mean the Internal Revenue Code of 1986, as amended.

C. Common Stock shall mean the Corporation’s common stock.

D. Compensation shall mean the total amount required to be reported on a Form W-2, including any elective deferrals or other payroll deductions with respect to a plan of the Company qualified under either Section 125 or Section 401(a) of the Code, issued to an employee by the Company.

E. Corporate Affiliate shall mean any parent or subsidiary corporation of the Corporation (as determined in accordance with Code Section 424), whether now existing or subsequently established.

F. Corporate Transaction shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

1. a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

2. the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation.

APPENDIX A-7

G. Corporation shall mean Endologix, Inc., a Delaware corporation.

H. Eligible Employee shall mean any person who is employed by the Corporation on a basis under which he or she is regularly expected to render more than twenty (20) hours of service per week for more than five (5) months per calendar year for earnings considered wages under Code Section 3401(a).

I. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

1. If the Common Stock is then listed or admitted to trading on the Nasdaq National Market System or a Stock Exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation on the Nasdaq National Market System or principal Stock Exchange on which the Common Stock is then listed or admitted to trading, or, if no closing sale price is quoted or no sale takes place on such day, then the Fair Market Value shall be the closing sale price of the Common Stock on the Nasdaq National Market System or such Stock Exchange on the next preceding day on which a sale occurred.

2. If the Common Stock is not then listed or admitted to trading on the Nasdaq National Market System or a Stock Exchange which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock in the over-the-counter market on the date of valuation.

3. If neither (a) nor (b) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Administrator in good faith using any reasonable method of valuation, which determination shall be conclusive and binding on all interested parties

J. Grant Date shall mean the start date of each Offering Period. The initial Grant Date shall be the first business day in August 2006.

K. Initial Offering Period shall mean the five-month period from August 1, 2006 through December 31, 2006.

L. 1933 Act shall mean the Securities Act of 1933, as amended.

M. Offering Period shall mean a six-month period from January 1 through June 30 and from July 1 through December 31.

N. Participant shall mean any Eligible Employee of the Corporation who is actively participating in the Plan.

O. Plan shall mean the Corporation’s 2006 Employee Stock Purchase Plan, as set forth in this document.

P. Plan Administrator shall mean the Board of Directors or a committee of two (2) or more Board members appointed by the Board to administer the Plan.

Q. Purchase Date shall mean the last business day of each Offering Period. The initial Purchase Date shall be the last business day in December 2006.

R. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

APPENDIX A-8

ENDOLOGIX, INC.
2006 STOCK INCENTIVE PLAN
(AS AMENDED, SUBJECT TO STOCKHOLDER APPROVAL, BY RESOLUTION ADOPTED
BY THE BOARD OF DIRECTORS ON APRIL 9, 2008)

The 2006 STOCK INCENTIVE PLAN (the “Plan”) is hereby established and adopted this 31st day of March, 2006 (the “Effective Date”) by Endologix, Inc., a Delaware Corporation (the “Company”).

ARTICLE 1.

PURPOSES OF THE PLAN

1.1 Purposes. The purposes of the Plan are (a) to enhance the Company’s ability to attract and retain the services of qualified employees, officers, directors, consultants and other service providers upon whose judgment, initiative and efforts the successful conduct and development of the Company’s business largely depends, and (b) to provide additional incentives to such persons or entities to devote their utmost effort and skill to the advancement and betterment of the Company, by providing them an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company.

ARTICLE 2.

DEFINITIONS

For purposes of this Plan, the following terms shall have the meanings indicated:

2.1 Administrator. “Administrator” means the Board or, if the Board delegates responsibility for any matter to the Committee, the term Administrator shall mean the Committee.

2.2 Affiliated Company.“Affiliated Company” means:

(a) with respect to Incentive Options, any “parent corporation” or “subsidiary corporation” of the Company, whether now existing or hereafter created or acquired, as those terms are defined in Sections 424(e) and 424(f) of the Code, respectively; and

(b) with respect to Awards other than Incentive Options, any entity described in paragraph (a) of this Section 2.2 above, plus any other corporation, limited liability company (“LLC”), partnership or joint venture, whether now existing or hereafter created or acquired, with respect to which the Company beneficially owns more than fifty percent (50%) of: (1) the total combined voting power of all outstanding voting securities or (2) the capital or profits interests of an LLC, partnership or joint venture.

2.3 Award. “Award” means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Dividend Equivalents award, a Stock Payment award or a Restricted Stock Unit award granted to a Participant pursuant to the Plan.

APPENDIX B-1

2.4 Award Agreement.“Award Agreement” means a written or electronic agreement entered into between the Company and a Participant setting forth the terms and conditions of an Award granted to a Participant.

2.5 Board. “Board” means the Board of Directors of the Company.

2.6 Change in Control. “Change in Control” shall mean:

(a) The acquisition, directly or indirectly, in one transaction or a series of related transactions, by any person or group (within the meaning of Section 13(d)(3) of the Exchange Act) of the beneficial ownership of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of all outstanding securities of the Company;

(b) A merger or consolidation in which the Company is not the surviving entity, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such merger or consolidation hold as a result of holding Company securities prior to such transaction, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the surviving entity (or the parent of the surviving entity) immediately after such merger or consolidation;

(c) A reverse merger in which the Company is the surviving entity but in which the holders of the outstanding voting securities of the Company immediately prior to such merger hold, in the aggregate, securities possessing less than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company or of the acquiring entity immediately after such merger;

(d) The sale, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such transaction(s) receive as a distribution with respect to securities of the Company, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the acquiring entity immediately after such transaction(s); or

(e) The approval by the stockholders of a plan or proposal for the liquidation or dissolution of the Company.

2.7 Code. “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.8 Committee. “Committee” means a committee of two or more members of the Board appointed to administer the Plan, as set forth in Section 10.1 hereof.

2.9 Common Stock. “Common Stock” means the Common Stock of the Company, subject to adjustment pursuant to Section 4.2 hereof.

2.10 Covered Employee. “Covered Employee” means the Chief Executive Officer of the Company (or the individual acting in a similar capacity) and the four (4) other individuals that are the highest compensated executive officers of the Company for the relevant taxable year for whom total compensation is required to be reported to stockholders under the Exchange Act.

APPENDIX B-2

2.11 Disability. “Disability” means permanent and total disability as defined in Section 22(e)(3) of the Code. The Administrator’s determination of a Disability or the absence thereof shall be conclusive and binding on all interested parties.

2.12 Dividend Equivalent. “Dividend Equivalent” means a right to receive payments equivalent to the amount of dividends paid by the Company to holders of shares of Common Stock with respect to the number of Dividend Equivalents held by the Participant. The Dividend Equivalent may provide for payment in Common Stock or in cash, or a fixed combination of Common Stock or cash, or the Administrator may reserve the right to determine the manner of payment at the time the Dividend Equivalent is payable. Dividend Equivalents may be granted only in connection with a grant of Restricted Stock Units and shall be subject to the vesting conditions that govern Restricted Stock Units as set forth in the applicable Restricted Stock Award Agreement.

2.13 DRO. “DRO” means a domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder.

2.14 Effective Date. “Effective Date” means the date on which the Plan was originally adopted by the Board, as set forth on the first page hereof.

2.15 Exchange Act. “Exchange Act” means the Securities and Exchange Act of 1934, as amended.

2.16 Exercise Price. “Exercise Price” means the purchase price per share of Common Stock payable upon exercise of an Option.

2.17 Fair Market Value. “Fair Market Value” on any given date means the value of one share of Common Stock, determined as follows:

(a) If the Common Stock is then listed or admitted to trading on a Nasdaq market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the closing sale price on the date of valuation on such Nasdaq market system or principal stock exchange on which the Common Stock is then listed or admitted to trading, or, if no closing sale price is quoted on such day, then the Fair Market Value shall be the closing sale price of the Common Stock on such Nasdaq market system or such exchange on the next preceding day on which a closing sale price is reported.

(b) If the Common Stock is not then listed or admitted to trading on a Nasdaq market system or a stock exchange which reports closing sale prices, the Fair Market Value shall be the average of the closing bid and asked prices of the Common Stock in the over-the-counter market on the date of valuation.

(c) If neither (a) nor (b) is applicable as of the date of valuation, then the Fair Market Value shall be determined by the Administrator in good faith using any reasonable method of evaluation, which determination shall be conclusive and binding on all interested parties.

2.18 Incentive Option. “Incentive Option” means any Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

2.19 Incentive Option Agreement. “Incentive Option Agreement” means an Option Agreement with respect to an Incentive Option.

APPENDIX B-3

2.20 NASD Dealer. “NASD Dealer” means a broker-dealer that is a member of the National Association of Securities Dealers, Inc.

2.21 Non-Employee Director. “Non-Employee Director” shall have the meaning given in Section 5.11 below.

2.22 Nonqualified Option. “Nonqualified Option” means any Option that is not an Incentive Option. To the extent that any Option designated as an Incentive Option fails in whole or in part to qualify as an Incentive Option, including, without limitation, for failure to meet the limitations applicable to a 10% Stockholder or because it exceeds the annual limit provided for in Section 5.7 below, it shall to that extent constitute a Nonqualified Option.

2.23 Nonqualified Option Agreement. “Nonqualified Option Agreement” means an Option Agreement with respect to a Nonqualified Option.

2.24 Option. “Option” means any option to purchase Common Stock granted pursuant to the Plan.

2.25 Option Agreement. “Option Agreement” means the written agreement entered into between the Company and the Optionee with respect to an Option granted under the Plan.

2.26 Optionee. “Optionee” means any Participant who holds an Option.

2.27 Participant. “Participant” means an individual or entity that holds an Option, Stock Appreciation Right, shares of Stock, Restricted Stock, Restricted Stock Units, Stock Payment or Dividend Equivalents under the Plan.

2.28 Performance Criteria. “Performance Criteria” means one or more of the following as established by the Administrator, which may be stated as a target percentage or dollar amount, a percentage increase over a base period percentage or dollar amount or the occurrence of a specific event or events:

(a) Sales;

(b) Operating income;

(c) Pre-tax income;

(d) Earnings before interest, taxes, depreciation and amortization;

(e) Earnings per share of Common Stock on a fully-diluted basis;

(f) Consolidated net income of the Company divided by the average consolidated common stockholders equity;

(g) Cash and cash equivalents derived from either (i) net cash flow from operations, or (ii) net cash flow from operations, financings and investing activities;

(h) Adjusted operating cash flow return on income;

APPENDIX B-4

(i) Cost containment or reduction;

(j) The percentage increase in the market price of the Common Stock over a stated period;

(k) Return on assets;

(l) New Company product introductions;

(m) Obtaining regulatory approvals for new or existing products; and

(n) Individual business objectives.

2.29 Purchase Price. “Purchase Price” means the purchase price payable to purchase a share of Restricted Stock, or a Restricted Stock Unit, which, in the sole discretion of the Administrator, may be zero (0), subject to limitations under applicable law.

2.30 Repurchase Right. “Repurchase Right” means the right of the Company to repurchase either unvested shares of Restricted Stock pursuant to Section 6.6 or to cancel unvested Restricted Stock Units pursuant to Section 7.6.

2.31 Restricted Stock. “Restricted Stock” means shares of Common Stock issued pursuant to Article 6 hereof, subject to any restrictions and conditions as are established pursuant to such Article 6.

2.32 Restricted Stock Award. “Restricted Stock Award” means either the issuance of Restricted Stock or the grant of Restricted Stock Units or Dividend Equivalents under the Plan.

2.33 Restricted Stock Award Agreement.“Restricted Stock Award Agreement” means the written agreement entered into between the Company and a Participant evidencing the issuance of Restricted Stock or the grant of Restricted Stock Units or Dividend Equivalents under the Plan.

2.34 Restricted Stock Unit. “Restricted Stock Unit” means the right to receive one share of Common Stock issued pursuant to Article 7 hereof, subject to any restrictions and conditions as are established pursuant to such Article 7.

2.35 Service Provider. “Service Provider” means a consultant or other person or entity the Administrator authorizes to become a Participant in the Plan and who provides services to (i) the Company, (ii) an Affiliated Company, or (iii) any other business venture designated by the Administrator in which the Company or an Affiliated Company has a significant ownership interest.

2.36 Stock Appreciation Right. “Stock Appreciation Right” means a contractual right granted to a Participant under Article 8 hereof entitling such Participant to receive a payment representing the difference between the base price per share of the right and the Fair Market Value of a share of Common Stock, payable either in cash or in shares of the Company’s Common Stock, at such time, and subject to such conditions, as are set forth in this Plan and the applicable Stock Appreciation Rights Award agreement.

APPENDIX B-5

2.37 Stock Appreciation Rights Holder. “Stock Appreciation Rights Holder” means any Participant who holds a Stock Appreciation Right.

2.38 Stock Payment.“Stock Payment” means a payment in the form of shares of Common Stock.

2.39 10% Stockholder. “10% Stockholder” means a person who, as of a relevant date, owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of an Affiliated Company.

ARTICLE 3.

ELIGIBILITY

3.1 Incentive Options. Only employees of the Company or of an Affiliated Company (including members of the Board if they are employees of the Company or of an Affiliated Company) are eligible to receive Incentive Options under the Plan.

3.2 Nonqualified Options, Stock Appreciation Rights, Stock Payments and Restricted Stock Awards. Employees of the Company or of an Affiliated Company, members of the Board (whether or not employed by the Company or an Affiliated Company), and Service Providers are eligible to receive Nonqualified Options, Stock Appreciation Rights, Stock Payments or Restricted Stock Awards under the Plan.

3.3 Section 162(m) Limitation. In no event shall any Participant be granted Options or Stock Appreciation Rights in any one calendar year pursuant to which the aggregate number of shares of Common Stock that may be acquired thereunder exceeds 200,000 shares, subject to adjustment as to the number and kind of shares pursuant to Section 4.2 hereof. Notwithstanding the foregoing, in connection with his or her initial service to the Company, the aggregate number of shares of Common Stock with respect to which Options or Stock Appreciation Rights may be granted to any Participant shall not exceed 300,000 shares of Common Stock during the calendar year which includes such individual’s initial service to the Company. The foregoing limitations shall be applied on an aggregate basis taking into account Awards granted to a Participant under the Plan as well as awards of the same type granted to a Participant under any other equity-based compensation plan of the Company or any Affiliated Company.

ARTICLE 4.

PLAN SHARES

4.1 Shares Subject to the Plan.

(a) The number of shares of Common Stock that may be issued pursuant to Awards under the Plan shall be 5,814,478. The foregoing shall be subject to adjustment as to the number and kind of shares pursuant to Section 4.2 hereof. In the event that (a) all or any portion of any Option granted under the Plan can no longer under any circumstances be exercised, or (b) any shares of Common Stock subject to an Award Agreement are reacquired by the Company, the shares of Common Stock allocable to the unexercised portion of such Option or the shares so reacquired shall again be available for grant or issuance under the Plan.

APPENDIX B-6

(b) The maximum number of shares of Common Stock that may be issued under the Plan as Incentive Options shall be 5,814,478 shares, subject to adjustment as to the number and kind of shares pursuant to Section 4.2 hereof.

(c) The maximum number of shares of Common Stock that may be issued as Restricted Stock, Stock Payment awards, or subject to Restricted Stock Units shall be 500,000, subject to adjustment as to the number and kind of shares pursuant to Section 4.2 hereof.

4.2 Changes in Capital Structure. In the event that the outstanding shares of Common Stock are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, stock split, reverse stock split, reclassification, stock dividend, or other change in the capital structure of the Company, then appropriate adjustments shall be made by the Administrator to the aggregate number and kind of shares subject to this Plan, the number and kind of shares and the price per share subject to outstanding Award Agreements and the limit on the number of shares under Section 3.3, all in order to preserve, as nearly as practical, but not to increase, the benefits to Participants.

ARTICLE 5.

OPTIONS

5.1 Grant of Stock Options. The Administrator shall have the right to grant, pursuant to this Plan, Options subject to such terms, restrictions and conditions as the Administrator may determine at the time of grant. Such conditions may include, but are not limited to, continued employment or the achievement of specified performance goals or objectives established by the Administrator with respect to one or more Performance Criteria.

5.2 Option Agreements. Each Option granted pursuant to this Plan shall be evidenced by an Option Agreement which shall specify the number of shares subject thereto, vesting provisions relating to such Option, the Exercise Price per share, and whether the Option is an Incentive Option or Nonqualified Option. As soon as is practical following the grant of an Option, an Option Agreement shall be duly executed and delivered by or on behalf of the Company to the Optionee to whom such Option was granted. Each Option Agreement shall be in such form and contain such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable.

APPENDIX B-7

5.3 Exercise Price. The Exercise Price per share of Common Stock covered by each Option shall be determined by the Administrator, subject to the following: (a) the Exercise Price of an Incentive Option shall not be less than 100% of Fair Market Value on the date the Incentive Option is granted, (b) the Exercise Price of a Nonqualified Option shall not be less than 100% of Fair Market Value on the date the Nonqualified Option is granted, and (c) if the person to whom an Incentive Option is granted is a 10% Stockholder on the date of grant, the Exercise Price shall not be less than 110% of Fair Market Value on the date the Incentive Option is granted. However, an Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424 of the Code.

5.4 Payment of Exercise Price. Payment of the Exercise Price shall be made upon exercise of an Option and may be made, in the discretion of the Administrator, subject to any legal restrictions, by: (a) cash; (b) check; (c) the surrender of shares of Common Stock owned by the Optionee (provided that shares acquired pursuant to the exercise of options granted by the Company must have been held by the Optionee for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes), which surrendered shares shall be valued at Fair Market Value as of the date of such exercise; (d)  the cancellation of indebtedness of the Company to the Optionee; (e) the waiver of compensation due or accrued to the Optionee for services rendered; (f) provided that a public market for the Common Stock exists, a “same day sale” commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the shares so purchased to pay for the Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; (g) provided that a public market for the Common Stock exists, a “margin” commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the Exercise Price directly to the Company; or (h) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable law.

5.5 Term and Termination of Options. The term and provisions for termination of each Option shall be as fixed by the Administrator, but no Option may be exercisable more than ten (10) years after the date it is granted.

5.6 Vesting and Exercise of Options. Each Option shall vest and become exercisable in one or more installments, at such time or times and subject to such conditions, including without limitation the achievement of specified performance goals or objectives established with respect to one or more Performance Criteria, as shall be determined by the Administrator.

5.7 Annual Limit on Incentive Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Options granted under this Plan and any other plan of the Company or any Affiliated Company become exercisable for the first time by an Optionee during any calendar year shall not exceed $100,000.

5.8 Nontransferability of Options. Except as otherwise provided in this Section 5.8, Options shall not be assignable or transferable except by will, the laws of descent and distribution or pursuant to a DRO entered by a court in settlement of marital property rights, and during the life of the Optionee, Options shall be exercisable only by the Optionee. At the discretion of the Administrator and in accordance with rules it establishes from time to time, Optionees may be permitted to transfer some or all of their Nonqualified Options to one or more “family members,” which is not a “prohibited transfer for value,” provided that (i) the Optionee (or such Optionee’s estate or representative) shall remain obligated to satisfy all income or other tax withholding obligations associated with the exercise of such Nonqualified Option; (ii) the Optionee shall notify the Company in writing that such transfer has occurred and disclose to the Company the name and address of the “family member” or “family members” and their relationship to the Optionee, and (iii) such transfer shall be effected pursuant to transfer documents in a form approved by the Administrator. For purposes of the foregoing, the terms “family members” and “prohibited transfer for value” have the meaning ascribed to them in the General Instructions to Form S-8 (or any successor form) promulgated under the Securities Act of 1933, as amended.

APPENDIX B-8

5.9 Repricing Prohibited. Subject to Section 4.2 hereof, without the prior approval of the Company’s stockholders, evidenced by a majority of votes cast, the Administrator shall not cause the cancellation, substitution or amendment of an Option Agreement that would have the effect of reducing the exercise price of such an Option previously granted under the Plan, or otherwise approve any modification to such an Option that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by the Nasdaq Stock Market.

5.10 Rights as a Stockholder. An Optionee or permitted transferee of an Option shall have no rights or privileges as a stockholder with respect to any shares covered by an Option until such Option has been duly exercised and certificates representing shares purchased upon such exercise have been issued to such person.

5.11 Unvested Shares. The Administrator shall have the discretion to grant Options which are exercisable for unvested shares of Common Stock. Should the Optionee cease being an employee, officer or director of the Company while owning such unvested shares, the Company shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Administrator and set forth in the document evidencing such repurchase right.

5.12 Option Grants to Non-Employee Directors.

(a) Automatic Grants. Each director of the Company who is not an employee or executive officer of the Company (a “Non-Employee Director”) shall automatically be granted (i) a Nonqualified Option to purchase 50,000 shares of the Common Stock upon commencement of service as a director of the Company, and (ii) a Nonqualified Option to purchase 40,000 shares of Common Stock at each annual meeting of the Company’s stockholders (provided such individual has served as a Non-Employee Director for at least six (6) months prior to such meeting); provided, however, that the Chairman of the Board shall automatically be granted a Nonqualified Option to purchase a maximum of 50,000 shares of Common Stock at each annual meeting of the Company’s stockholders, with the exact amount determined by the Administrator. All such Non-Qualified Options shall be subject to the terms and conditions of this Plan, including Section 5.11 above.

(b) Vesting of Options Granted to Non-Employee Directors. Each initial Nonqualified Option granted to a newly-elected or appointed Non-Employee Director shall vest, in a series of three (3) successive equal annual installments over the Non-Employee Director’s period of continued service as a director, with the first such installment to vest upon the Non-Employee Director’s completion of one (1) year of service as a Non-Employee Director measured from the Nonqualified Option grant date. Each annual Nonqualified Option granted to continuing Non-Employee Directors shall vest, upon the Non-Employee Director’s completion of one (1) year of service as a Non-Employee Director measured from the Nonqualified Option grant date.

APPENDIX B-9

ARTICLE 6.

RESTRICTED STOCK

6.1 Issuance of Restricted Stock. The Administrator shall have the right to issue pursuant to this Plan and at a Purchase Price determined by the Administrator, shares of Common Stock subject to such terms, restrictions and conditions as the Administrator may determine at the time of grant. Such conditions may include, but are not limited to, continued employment or the achievement of specified performance goals or objectives established by the Administrator with respect to one or more Performance Criteria, which require the Administrator to certify in writing whether and the extent to which such performance goals were achieved before such restrictions are considered to have lapsed.

6.2 Restricted Stock Award Agreements. A Participant shall have no rights with respect to the shares of Restricted Stock covered by a Restricted Stock Award Agreement until the Participant has paid the full Purchase Price, if any, to the Company in the manner set forth in Section 6.3(b) hereof and has executed and delivered to the Company the applicable Restricted Stock Award Agreement. Each Restricted Stock Award Agreement shall be in such form, and shall set forth the Purchase Price, if any, and such other terms, conditions and restrictions of the Restricted Stock Award Agreement, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable. Each such Restricted Stock Award Agreement may be different from each other Restricted Stock Award Agreement.

6.3 Purchase Price.

(a) Amount. Restricted Stock may be issued to Participants for such consideration as is determined by the Administrator in its sole discretion, including no consideration or such minimum consideration as may be required by applicable law.

(b) Payment. Payment of the Purchase Price, if any, may be made, in the discretion of the Administrator, subject to any legal restrictions, by: (a) cash; (b) check; (c) the surrender of shares of Common Stock owned by the Participant (provided that shares acquired pursuant to the exercise of options granted by the Company shall have been held by the Participant for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes), which surrendered shares shall be valued at Fair Market Value as of the date of such acceptance; (d) the cancellation of indebtedness of the Company to the Participant; (e) the waiver of compensation due or accrued to the Participant for services rendered; or (f) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable law. If payment for shares of Restricted Stock is made by promissory note, any cash dividends paid with respect to the Restricted Stock may be applied, in the discretion of the Administrator, to repayment of such note.

APPENDIX B-10

6.4 Vesting of Restricted Stock. The Restricted Stock Award Agreement shall specify the date or dates, the performance goals, if any, established by the Administrator with respect to one or more Performance Criteria that must be achieved, and any other conditions on which the Restricted Stock may vest.

6.5 Rights as a Stockholder. Upon complying with the provisions of Sections 6.2 and 6.3 hereof, a Participant shall have the rights of a stockholder with respect to the Restricted Stock acquired pursuant to a Restricted Stock Award Agreement, including voting and dividend rights, subject to the terms, restrictions and conditions as are set forth in such Restricted Stock Award Agreement. Unless the Administrator shall determine otherwise, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares have vested in accordance with the terms of the Restricted Stock Award Agreement.

6.6 Restrictions. Shares of Restricted Stock may not be sold, pledged or otherwise encumbered or disposed of and shall not be assignable or transferable except by will, the laws of descent and distribution or pursuant to a DRO entered by a court in settlement of marital property rights, except as specifically provided in the Restricted Stock Award Agreement or as authorized by the Administrator. In the event of termination of a Participant’s employment, service as a director of the Company or Service Provider status for any reason whatsoever (including death or disability), the Restricted Stock Award Agreement may provide, in the discretion of the Administrator, that the Company may, at the discretion of the Administrator, exercise a Repurchase Right to repurchase at the original Purchase Price the shares of Restricted Stock that have not vested as of the date of termination.

ARTICLE 7.

RESTRICTED STOCK UNITS

7.1 Grants of Restricted Stock Units and Dividend Equivalents. The Administrator shall have the right to grant, pursuant to this Plan, Restricted Stock Units and Dividend Equivalents, subject to such terms, restrictions and conditions as the Administrator may determine at the time of grant. Such conditions may include, but are not limited to, continued employment or the achievement of specified performance goals or objectives established by the Administrator with respect to one or more Performance Criteria, which require the Administrator to certify in writing whether and the extent to which such performance goals were achieved before such restrictions are considered to have lapsed.

7.2 Restricted Stock Unit Agreements. A Participant shall have no rights with respect to the Restricted Stock Units or Dividend Equivalents covered by a Restricted Stock Award Agreement until the Participant has executed and delivered to the Company the applicable Restricted Stock Award Agreement. Each Restricted Stock Award Agreement shall be in such form, and shall set forth the Purchase Price, if any, and such other terms, conditions and restrictions of the Restricted Stock Award Agreement, not inconsistent with the provisions of this Plan, as the Administrator shall, from time to time, deem desirable. Each such Restricted Stock Award Agreement may be different from each other Restricted Stock Award Agreement.

APPENDIX B-11

7.3 Purchase Price.

(a) Amount. Restricted Stock Units may be issued to Participants for such consideration as is determined by the Administrator in its sole discretion, including no consideration or such minimum consideration as may be required by applicable law.

(b) Payment. Payment of the Purchase Price, if any, may be made, in the discretion of the Administrator, subject to any legal restrictions, by: (a) cash; (b) check; (c) the surrender of shares of Common Stock owned by the Participant (provided that shares acquired pursuant to the exercise of options granted by the Company shall have been held by the Participant for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes), which surrendered shares shall be valued at Fair Market Value as of the date of such acceptance; (d) the cancellation of indebtedness of the Company to the Participant; (e) the waiver of compensation due or accrued to the Participant for services rendered; or (f) any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable law.

7.4 Vesting of Restricted Stock Units and Dividend Equivalents. The Restricted Stock Award Agreement shall specify the date or dates, the performance goals, if any, established by the Administrator with respect to one or more Performance Criteria that must be achieved, and any other conditions on which the Restricted Stock Units and Dividend Equivalents may vest.

7.5 Rights as a Stockholder. Holders of Restricted Stock Units shall not be entitled to vote or to receive dividends unless or until they become owners of the shares of Common Stock pursuant to their Restricted Stock Award Agreement and the terms and conditions of the Plan.

7.6 Restrictions. Restricted Stock Units and Dividend Equivalents may not be sold, pledged or otherwise encumbered or disposed of and shall not be assignable or transferable except by will, the laws of descent and distribution or pursuant to a DRO entered by a court in settlement of marital property rights, except as specifically provided in the Restricted Stock Award Agreement or as authorized by the Administrator. In the event of termination of a Participant’s employment, service as a director of the Company or Service Provider status for any reason whatsoever (including death or disability), the Restricted Stock Award Agreement may provide that all Restricted Stock Units and Dividend Equivalents that have not vested as of such date shall be automatically forfeited by the Participant. However, if, with respect to such unvested Restricted Stock Units the Participant paid a Purchase Price, the Administrator shall have the right, exercisable at the discretion of the Administrator, to exercise a Repurchase Right to cancel such unvested Restricted Stock Units upon payment to the Participant of the original Purchase Price. The Participant shall forfeit such unvested Restricted Stock Units upon the Administrator’s exercise of such right.

ARTICLE 8.

STOCK APPRECIATION RIGHTS

8.1 Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any Participant selected by the Administrator. Stock Appreciation Rights may be granted on a basis that allows for the exercise of the right by the Participant or that provides for the automatic payment of the right upon a specified date or event. Stock Appreciation Rights shall be exercisable or payable at such time or times and upon conditions as may be approved by the Administrator, provided that the Administrator may accelerate the exercisability or payment of a Stock Appreciation Right at any time.

APPENDIX B-12

8.2 Vesting of Stock Appreciation Rights. Each Stock Appreciation Right shall vest and become exercisable in one or more installments at such time or times and subject to such conditions, including without limitation the achievement of specified performance goals or objectives established with respect to one or more Performance Criteria, as shall be determined by the Administrator. A Stock Appreciation Right will be exercisable or payable at such time or times as determined by the Administrator, provided that the maximum term of a Stock Appreciation Right shall be ten (10) years from the date of grant. The base price of a Stock Appreciation Right shall be determined by the Administrator in its sole discretion; provided, however, that the base price per share of any Stock Appreciation Right shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Common Stock on the date of grant.

8.3 Payment of Stock Appreciation Rights. A Stock Appreciation Right will entitle the holder, upon exercise or other payment of the Stock Appreciation Right, as applicable, to receive an amount determined by multiplying: (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise or payment of the Stock Appreciation Right over the base price of such Stock Appreciation Right, by (ii) the number of shares as to which such Stock Appreciation Right is exercised or paid. Payment of the amount determined under the foregoing shall be made either in cash or in shares of Common Stock, as determined by the Administrator in its discretion. If payment is made in shares of Common Stock, such shares shall be valued at their Fair Market Value on the date of exercise or payment, subject to applicable tax withholding requirements and to such conditions, as are set forth in this Plan and the applicable Stock Appreciation Rights Award Agreement.

8.4 Nontransferability of Stock Appreciation Rights. Except as otherwise provided in this Section 8.4, Stock Appreciation Rights shall not be assignable or transferable except by will, the laws of descent and distribution or pursuant to a DRO entered by a court in settlement of marital property rights, and during the life of the Stock Appreciation Rights Holder, Stock Appreciation Rights shall be exercisable only by the Stock Appreciation Rights Holder. At the discretion of the Administrator and in accordance with rules it establishes from time to time, Stock Appreciation Rights Holders may be permitted to transfer some or all of their Stock Appreciation Rights to one or more “family members,” which is not a “prohibited transfer for value,” provided that (i) the Stock Appreciation Rights Holder (or such holder’s estate or representative) shall remain obligated to satisfy all income or other tax withholding obligations associated with the exercise of such Stock Appreciation Right; (ii) the Stock Appreciation Rights Holder shall notify the Company in writing that such transfer has occurred and disclose to the Company the name and address of the “family member” or “family members” and their relationship to the holder, and (iii) such transfer shall be effected pursuant to transfer documents in a form approved by the Administrator.  For purposes of the foregoing, the terms “family members” and “prohibited transfer for value” have the meaning ascribed to them in the General Instructions to Form S-8 (or any successor form) promulgated under the Securities Act of 1933, as amended.

APPENDIX B-13

ARTICLE 9.

STOCK PAYMENT AWARDS

9.1 Grant of Stock Payment Awards. A Stock Payment award may be granted to any Participant selected by the Administrator. A Stock Payment award may be granted for past services, in lieu of bonus or other cash compensation, as directors’ compensation or for any other valid purpose as determined by the Administrator. A Stock Payment award granted to a Participant represents shares of Common Stock that are issued without restrictions on transfer and other incidents of ownership and free of forfeiture conditions, except as otherwise provided in the Plan and the Award Agreement. The Administrator may, in connection with any Stock Payment award, provide that no payment is required, or require the payment by the Participant of a specified purchase price.

9.2 Rights as Stockholder. Subject to the foregoing provisions of this Article 9 and the applicable Award Agreement, upon the issuance of the Common Stock under a Stock Payment award the Participant shall have all rights of a stockholder with respect to the shares of Common Stock, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

ARTICLE 10.

ADMINISTRATION OF THE PLAN

10.1 Administrator. Authority to control and manage the operation and administration of the Plan shall be vested in the Board, which may delegate such responsibilities in whole or in part to a Committee. Members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board. The Board may limit the composition of the Committee to those persons necessary to comply with the requirements of Section 162(m) of the Code and Section 16 of the Exchange Act.

10.2 Powers of the Administrator. In addition to any other powers or authority conferred upon the Administrator elsewhere in the Plan or by law, the Administrator shall have full power and authority: (a) to determine the persons to whom, and the time or times at which, Awards shall be granted, the number of shares to be represented by each Award, and the consideration to be received by the Company upon the exercise and/or vesting of such Awards; (b) to interpret the Plan; (c) to create, amend or rescind rules and regulations relating to the Plan; (d) to determine the terms, conditions and restrictions contained in, and the form of, Award Agreements; (e) to determine the identity or capacity of any persons who may be entitled to exercise a Participant’s rights under any Award Agreement under the Plan; (f) to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement; (g) to accelerate the vesting of any Award or release or waive any repurchase rights of the Company with respect to Restricted Stock Awards; (h) to extend the expiration date of any Option; (i)  to amend outstanding Award Agreements to provide for, among other things, any change or modification which the Administrator could have included in the original Agreement or in furtherance of the powers provided for herein; and (j) to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Any action, decision, interpretation or determination made in good faith by the Administrator in the exercise of its authority conferred upon it under the Plan shall be final and binding on the Company and all Participants. To the extent permitted by applicable law, the Administrator may from time to time delegate to one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards to Participants other than (a) senior executives of the Company who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or members of the Board) to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Administrator specifies at the time of such delegation, and the Administrator may at any time rescind the authority so delegated or appoint a new delegatee.

APPENDIX B-14

10.3 Limitation on Liability. No employee of the Company or member of the Board or Administrator shall be subject to any liability with respect to duties under the Plan unless the person acts fraudulently or in bad faith. To the extent permitted by law, the Company shall indemnify each member of the Board or Administrator, and any employee of the Company with duties under the Plan, who was or is a party, or is threatened to be made a party, to any threatened, pending or completed proceeding, whether civil, criminal, administrative or investigative, by reason of such person’s conduct in the performance of duties under the Plan.

ARTICLE 11.

CHANGE IN CONTROL

11.1 Impact of Change in Control on Awards Under Plan. In order to preserve a Participant’s rights in the event of a Change in Control of the Company:

(a) The Administrator shall have the discretion to provide in each Award Agreement the terms and conditions that relate to (i) vesting of such Award in the event of a Change in Control, and (ii) assumption of such Awards or issuance of comparable securities under an incentive program in the event of a Change in Control. The aforementioned terms and conditions may vary in each Award Agreement.

(b) If the terms of an outstanding Option provide for accelerated vesting in the event of a Change in Control, or to the extent that a Option is vested and not yet exercised, the Administrator in its discretion may provide, in connection with the Change in Control transaction, for the purchase or exchange of each Option for an amount of cash or other property having a value equal to the difference (or “spread”) between: (x) the value of the cash or other property that the Participant would have received pursuant to the Change in Control transaction in exchange for the shares issuable upon exercise of the Option had the Option been exercised immediately prior to the Change in Control, and (y) the Exercise Price of the Option.

(c) If the terms of an outstanding Stock Appreciation Right provide for accelerated vesting in the event of a Change in Control, or to the extent that a Stock Appreciation Right is vested and not yet exercised, the Administrator in its discretion may provide, in connection with the Change in Control transaction, for the purchase or exchange of each Stock Appreciation Right for an amount of cash or other property having a value equal to the value of the cash or other property that the Participant would have received pursuant to the Change in Control transaction in exchange for the shares issuable upon exercise of the Stock Appreciation Right had the Stock Appreciation Right been exercised immediately prior to the Change in Control.

(d) Outstanding Options and Stock Appreciation Rights shall terminate and cease to be exercisable upon consummation of a Change in Control except to the extent that the Options or Stock Appreciation Rights are assumed by the successor entity (or parent thereof) pursuant to the terms of the Change in Control transaction.

APPENDIX B-15

(e) The Administrator shall cause written notice of a proposed Change in Control transaction to be given to Participants not less than fifteen (15) days prior to the anticipated effective date of the proposed transaction.

ARTICLE 12.

AMENDMENT AND TERMINATION OF THE PLAN

12.1 Amendments. The Board may from time to time alter, amend, suspend or terminate the Plan in such respects as the Board may deem advisable. No such alteration, amendment, suspension or termination shall be made which shall substantially affect or impair the rights of any Participant under an outstanding Award Agreement without such Participant’s consent. The Board may alter or amend the Plan to comply with requirements under the Code relating to Incentive Options or other types of options which give Optionees more favorable tax treatment than that applicable to Options granted under this Plan as of the date of its adoption. Upon any such alteration or amendment, any outstanding Option granted hereunder may, if the Administrator so determines and if permitted by applicable law, be subject to the more favorable tax treatment afforded to an Optionee pursuant to such terms and conditions.

12.2 Plan Termination. Unless the Plan shall theretofore have been terminated, the Plan shall terminate on the tenth (10th) anniversary of the Effective Date and no Awards may be granted under the Plan thereafter, but Awards and Award Agreements then outstanding shall continue in effect in accordance with their respective terms.

ARTICLE 13.

TAX WITHHOLDING

13.1 Tax Withholding. The Participant shall be responsible for payment of any taxes or similar charges required by law to be withheld from an Award or an amount paid in satisfaction of an Award, which shall be paid by the Participant on or prior to the payment or other event that results in taxable income in respect of an Award. The Award Agreement may specify the manner in which the withholding obligation shall be satisfied with respect to the particular type of Award.

ARTICLE 14.

MISCELLANEOUS

14.1 Benefits Not Alienable. Other than as provided above, benefits under the Plan may not be assigned or alienated, whether voluntarily or involuntarily. Any unauthorized attempt at assignment, transfer, pledge or other disposition shall be without effect.

14.2 Awards subject to Code Section 409A. Any Award that constitutes, or provides for, a deferral of compensation subject to Section 409A of the Code (a “Section 409A Award”) shall satisfy the requirements of Section 409A of the Code, to the extent applicable as determined by the Administrator. The Award Agreement with respect to a Section 409A Award shall incorporate the terms and conditions required by Section 409A of the Code. If any deferral of compensation is to be permitted in connection with a 409A Award, the Administrator shall establish rules and procedures relating to such deferral in a manner intended to comply with the requirements of Section 409A of the Code, including, without limitation, the time when an election to defer may be made, the time period of the deferral and the events that would result in payment of the deferred amount, the interest or other earnings attributable to the deferral and the method of funding, if any, attributable to the deferred amount.

APPENDIX B-16

14.3 No Enlargement of Employee Rights. This Plan is strictly a voluntary undertaking on the part of the Company and shall not be deemed to constitute a contract between the Company and any Participant to be consideration for, or an inducement to, or a condition of, the employment of any Participant. Nothing contained in the Plan shall be deemed to give the right to any Participant to be retained as an employee of the Company or any Affiliated Company or to interfere with the right of the Company or any Affiliated Company to discharge any Participant at any time.

14.4 Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to Option Agreements and Restricted Stock Award Agreements, except as otherwise provided herein, will be used for general corporate purposes.

14.5 Unfunded Plan. The adoption of the Plan and any reservation of shares of Common Stock or cash amounts by the Company to discharge its obligations hereunder shall not be deemed to create a trust or other funded arrangement. Except upon the issuance of Common Stock pursuant to an Award, any rights of a Participant under the Plan shall be those of a general unsecured creditor of the Company, and neither a Participant nor the Participant’s permitted transferees or estate shall have any other interest in any assets of the Company by virtue of the Plan.

14.6 Annual Reports. During the term of this Plan, the Company will furnish to each Participant who does not otherwise receive such materials, copies of all reports, proxy statements and other communications that the Company distributes generally to its stockholders.

APPENDIX B-17